SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT (No. 33-42890)
  UNDER THE SECURITIES ACT OF 1933 [X]
 Pre-Effective Amendment No.           [  ]
 Post-Effective Amendment No. 17   [X]
and
REGISTRATION STATEMENT (No. 811-6397)
 UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]
 Amendment No. 17 [X]
Fidelity California Municipal Trust II
(Exact Name of Registrant as Specified in Charter)
82 Devonshire St., Boston, Massachusetts 02109
(Address Of Principal Executive Offices)  (Zip Code)
Registrant's Telephone Number:  617-563-7000
Eric D. Roiter, Secretary
82 Devonshire Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)
It is proposed that this filing will become effective
 (  ) immediately upon filing pursuant to paragraph (b).
 (X) on (April 17, 1998) pursuant to paragraph (b).
 (  ) 60 days after filing pursuant to paragraph (a)(1).
 (  ) on (             ) pursuant to paragraph (a)(1) of Rule 485
 (  ) 75 days after filing pursuant to paragraph (a)(2).
 (  ) on (            ) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
 ( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
FIDELITY CALIFORNIA MUNICIPAL MONEY MARKET FUND
SPARTAN CALIFORNIA MUNICIPAL MONEY MARKET FUND

CROSS REFERENCE SHEET
FORM N-1A

ITEM NUMBER  PROSPECTUS SECTION


1          ..............................  Cover Page

2    a     ..............................  Expenses

     b, c  ..............................  Contents; The Funds at a Glance; Who May Want
                                           to Invest

3    a     ..............................  Financial Highlights

     b     ..............................  *

     c,d   ..............................  Performance

4    a     i.............................  Charter

           ii...........................   The Funds at a Glance; Investment Principles and
                                           Risks

     b     ..............................  *

     c     ..............................  Who May Want to Invest; Investment Principles
                                           and Risks

5    a     ..............................  Charter

     b     i.............................  Cover Page; The Funds at a Glance; Doing
                                           Business with Fidelity; Charter

           ii...........................   Charter

           iii..........................   Expenses; Breakdown of Expenses

     c     ..............................  Charter

     d     ..............................  Charter; Breakdown of Expenses

     e     ..............................  Cover Page; Charter

     f     ..............................  Expenses

     g     i.............................  Charter

           ii............................  *

5    A     ..............................  Performance

6    a     i.............................  Charter

           ii...........................   How to Buy Shares; How to Sell Shares;
                                           Transaction Details; Exchange Restrictions

           iii..........................   Charter

     b     .............................   Charter

     c     ..............................  Transaction Details; Exchange Restrictions

     d     ..............................  *

     e     ..............................  Doing Business with Fidelity; How to Buy Shares;
                                           How to Sell Shares; Investor Services

     f, g  ..............................  Dividends, Capital Gains, and Taxes

7    a     ..............................  Cover Page; Charter

     b     ..............................  Expenses; How to Buy Shares; Transaction Details

     c     ..............................  *

     d     ..............................  How to Buy Shares

     e     ..............................  *

     f     ..............................  Breakdown of Expenses

8          ..............................  How to Sell Shares; Investor Services; Transaction
                                           Details; Exchange Restrictions

9          ..............................  *


* Not Applicable






CROSS REFERENCE SHEET
(CONTINUED)
FORM N-1A

ITEM NUMBER  STATEMENT OF ADDITIONAL INFORMATION SECTION


10, 11         ............................  Cover Page

12             ............................  Description of the Trusts

13      a - c  ............................  Investment Policies and Limitations

        d      ............................  Portfolio Transactions

14      a - c  ............................  Trustees and Officers

15      a      ............................  *

        b,c    ............................  Trustees and Officers

16      a i    ............................  FMR; Portfolio Transactions

          ii   ............................  Trustees and Officers

         iii   ............................  Management Contracts

        b      ............................  Management Contracts

        c, d   ............................  Contracts with FMR Affiliates

        e      ............................  *

        f      ............................  Distribution and Service Plans

        g      ............................  *

        h      ............................  Description of the Trusts

        i      ............................  Contracts with FMR Affiliates

17      a      ............................  Portfolio Transactions

        b      ............................  Portfolio Transactions

        c      ............................  Portfolio Transactions

        d, e   ............................  *

18      a      ............................  Description of the Trusts

        b      ............................  *

19      a      ............................  Additional Purchase and Redemption Information

        b      ............................  Additional Purchase and Redemption Information;
                                             Valuation

        c      ............................  *

20                                           Distributions and Taxes

21      a, b   ............................  Contracts with FMR Affiliates

        c      ............................  *

22      a, b   ............................  Performance

23             ............................  Financial Statements


* Not Applicable
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.
To learn more about each fund and its investments, you can obtain a copy of each fund's most recent financial report and portfolio listing, or a copy of the Statement of Additional Information (SAI) dated April 17, 1998. The SAI has been filed with the Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity at 1-800-544-8888.
Investments in the money market funds are neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the funds will maintain a stable $1.00 share price.
THE MONEY MARKET FUNDS MAY INVEST A SIGNIFICANT PERCENTAGE OF THEIR ASSETS IN THE SECURITIES OF A SINGLE ISSUER AND THEREFORE MAY BE RISKIER THAN OTHER TYPES OF MONEY MARKET FUNDS.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.
LIKE ALL MUTUAL FUNDS, THESE
SECURITIES HAVE NOT BEEN APPROVED
OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION NOR HAS
THE SECURITIES AND EXCHANGE
COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.
   CMS    -pro-0498
   701535
Each fund seeks a high level of current income free from federal income tax and California personal income tax. The funds have different strategies, however, and carry varying degrees of risk and yield potential.
FIDELITY'S
CALIFORNIA
MUNICIPAL
FUNDS
FIDELITY CALIFORNIA MUNICIPAL MONEY MARKET FUND
(fund number 097, trading symbol FCFXX)
SPARTAN   (registered trademark)     CALIFORNIA MUNICIPAL MONEY MARKET
FUND
(fund number 457, trading symbol FSPXX)
SPARTAN   (registered trademark)     CALIFORNIA MUNICIPAL INCOME FUND
(fund number 091, trading symbol FCTFX)
PROSPECTUS
APRIL 17, 1998(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON, MA
02109
CONTENTS

KEY FACTS            2   THE FUNDS AT A GLANCE

                     3   WHO MAY WANT TO INVEST

                     4   EXPENSES Each fund's yearly operating
                         expenses.

                     6   FINANCIAL HIGHLIGHTS A summary of
                         each fund's financial data.

                     9   PERFORMANCE How each fund has done
                         over time.

THE FUNDS IN DETAIL  10  CHARTER How each fund is organized.

                     11  INVESTMENT PRINCIPLES AND RISKS
                         Each fund's overall approach to
                         investing.

                     13  BREAKDOWN OF EXPENSES How
                         operating costs are calculated and
                         what they include.

YOUR ACCOUNT         14  DOING BUSINESS WITH FIDELITY

                     14  TYPES OF ACCOUNTS Different ways to
                         set up your account.

                     15  HOW TO BUY SHARES Opening an
                         account and making additional
                         investments.

                     18  HOW TO SELL SHARES Taking money out
                         and closing your account.

                     21  INVESTOR SERVICES Services to help you
                         manage your account.

SHAREHOLDER AND      22  DIVIDENDS, CAPITAL GAINS,
ACCOUNT POLICIES         AND TAXES

                     23  TRANSACTION DETAILS Share price
                         calculations and the timing of
                         purchases and redemptions.

                     24  EXCHANGE RESTRICTIONS

KEY FACTS

THE FUNDS AT A GLANCE
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946
and is now America's largest mutual fund man   ager. Fidelity
Investments Money Management, Inc. (FIMM), a subsidiary of FMR, chooses investments for California Municipal Money Market Fund and Spartan California Municipal Money Market Fund. Beginning January 1, 1999, FIMM will choose investments for Spartan California Municipal Income.
As with any mutual fund, there is no assurance that a fund will achieve its goal.
FIDELITY CA MUNI MONEY
GOAL: High current tax-free income for California residents while maintaining a stable $1.00 share price.
STRATEGY: Invests in high-quality, short-term municipal money market securities whose interest is free from federal income tax and California personal income tax.
SIZE: As of February 28, 1998, the fund had over $975 million in assets.
SPARTAN CA MUNI MONEY
GOAL: High current tax-free income for California residents while maintaining a stable $1.00 share price.
STRATEGY: Invests in high-quality, short-term municipal money market securities whose interest is free from federal income tax and California personal income tax.
SIZE: As of February 28, 1998, the fund had over $1.3 billion in assets.
SPARTAN CA MUNI INCOME
GOAL: High current tax-free income for California residents.
THE SPECTRUM OF
FIDELITY FUNDS
Broad categories of Fidelity
funds are presented here in
order of ascending risk.
Generally, investors seeking to
maximize return must assume
greater risk. Fidelity CA
Municipal Money Market and
Spartan CA Municipal Money
Market are in the MONEY
MARKET category, and Spartan
CA Municipal Income is in the
INCOME category.
(right arrow) MONEY MARKET Seeks
income and stability by
investing in high-quality,
short-term investments.
(right arrow) INCOME Seeks income by
investing in bonds.
(solid bullet) GROWTH AND INCOME Seeks
long-term growth and income
by investing in stocks and
bonds.
(solid bullet) GROWTH Seeks long-term
growth by investing mainly in
stocks.
(checkmark)
STRATEGY: Normally invests in investment-grade municipal securities whose interest is free from federal income tax and California personal income tax. Managed to generally react to changes in interest rates similarly to municipal bonds with maturities between eight and 18 years.
SIZE: As of February 28, 1998, the fund had over $1.2 billion in assets.
WHO MAY WANT TO INVEST
These non-diversified funds may be appropriate for investors in higher tax brackets who seek high current income that is free from federal and California income taxes. Each fund's level of risk and potential reward depend on the quality and maturity of its investments. The money market funds are managed to keep their share prices stable at $1.00. The bond fund, with its broader range of investments, has the potential for higher yields, but also carries a higher degree of risk. You should consider your investment objective and tolerance for risk when making an investment decision.
The value of the funds' investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other federal and state political and economic news. When you sell your shares of the bond fund, they may be worth more or less than what you paid for them. By themselves, these funds do not constitute a balanced investment plan.
Non-diversified funds may invest a greater portion of their assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single issuer could cause greater fluctuations in share value than would occur in a more diversified fund.

EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy, sell, or exchange shares of a fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. See "Transaction Details," page , for an explanation of how and when these charges apply.

Sales charge on purchases                                                       None
and reinvested distributions

Deferred sales charge on redemptions                                            None

Exchange fee for Spartan CA Municipal Money Market only                         $5.00

Wire transaction fee for Spartan CA Municipal Money Market only                 $5.00

Checkwriting fee, per check written for Spartan CA Municipal Money Market only  $2.00

Account closeout fee for Spartan CA Municipal Money Market only                 $5.00

Annual account maintenance fee                                                  $12.00
(for accounts under $2,500)


THE FEES FOR INDIVIDUAL TRANSACTIONS are waived if your account balance at the time of the transaction is $50,000 or more.
ANNUAL FUND OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to FMR. FMR is responsible for the payment of all other expenses for Spartan California Municipal Money Market with certain limited exceptions. Each of Fidelity California Municipal Money Market and Spartan California Municipal Income also incur other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. A fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" page ).
The following figures are based on historical expenses,    adjusted to
reflect current fees,     of each fund and are calculated as a
percentage of average net assets of each fund. Each of Fidelity California Municipal Money Market and Spartan California Municipal Income has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including
these reductions,    other expenses and     total fund operating
expenses presented in the table would have been    0.22% and
    0.61%   , respectively,     for Fidelity California Municipal
Money Market    and 0.15%, and     0.5   2    %   , respectively, for
Spartan California Municipal Income.
FIDELITY CA MUNI MONEY
Management fee                  0.39%

12b-1 fee                       None

Other expenses                  0.23%

Total fund operating expenses   0.62%

SPARTAN CA MUNI MONEY
Management fee                  0.50%

12b-1 fee                       None

Other expenses                  0.00%

Total fund operating expenses   0.50%

SPARTAN CA MUNI INCOME
Management fee (after
reimbursement)                  0.37%

12b-1 fee                       None

Other expenses                  0.16%

Total fund operating expenses   0.53%
(after reimbursement)

EXAMPLES: Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder transaction expenses and each fund's annual operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated and, for Spartan California Municipal Money Market, if you leave your account open:
FIDELITY CA MUNI MONEY
1 year               $ 6

3 years              $ 20

5 years              $ 35

10 years             $ 77

SPARTAN CA MUNI MONEY
     Account open  Account closed

1 year    $ 5        $ 10

3 years   $ 16       $ 21

5 years   $ 28       $ 33

10 years  $ 63       $ 68

SPARTAN CA MUNI INCOME
1 year               $ 5

3 years              $ 17

5 years              $ 30

10 years             $ 66

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses or returns, all of which may vary.
   Effective August 15, 1997, FMR has voluntarily agreed to reimburse Spartan California Municipal Income to the extent that total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed 0.53% of its average net assets through December 31, 1999. If this agreement were not in effect, the management fee and total operating expenses, as a percentage of average net assets, of the fund would have been 0.39% and 0.55%, respectively.
FINANCIAL HIGHLIGHTS
The financial highlights tables that follow have been audited by Price Waterhouse LLP, independent accountants. The funds' financial highlights, financial statements, and reports of the auditor are included in the funds' Annual Report, and are incorporated by reference into (are legally a part of) the funds' SAI. Contact Fidelity for a free copy of an Annual Report or the SAI.
   FIDELITY CALIFORNIA MUNICIPAL MONEY MARKET



   Selected Per-Share Data and Ratios

Years ended February 28           1998     1997     1996F    1995     1994     1993E    1992D    1991D    1990D    1989D

Net asset value, beginning of
period                            $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000

Income from Investment
Operations                         .030     .029     .032     .026     .020     .019     .035     .047     .054     .052
 Net interest income

Less Distributions                (.030)   (.029)   (.032)   (.026)   (.020)   (.019)   (.035)   (.047)   (.054)   (.052)
 From net interest income

Net asset value, end of period    $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000

Total returnB,C                   3.07%    2.90%    3.21%    2.60%    1.97%    1.92%    3.59%    4.85%    5.53%    5.36%

Net assets, end of period         $ 976    $ 820    $ 733    $ 675    $ 612    $ 568    $ 557    $ 539    $ 624    $ 736
(In millions)

Ratio of expenses to              .62%     .62%     .64%     .62%     .64%     .62%A    .63%     .61%     .60%     .53%G
average net assets

Ratio of expenses to average net  .61%H    .61%H    .64%     .62%     .64%     .62%A    .63%     .61%     .60%     .53%
assets after expense reductions

Ratio of net interest income to   3.02%    2.86%    3.17%    2.58%    1.95%    2.29%A   3.50%    4.75%    5.42%    5.31%
average net assets


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D YEARS ENDED APRIL 30
E MAY 1, 1992 TO FEBRUARY 28, 1993
F YEAR ENDED FEBRUARY 29
G FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
H FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES. SPARTAN CALIFORNIA MUNICIPAL MONEY MARKET



Selected Per-Share Data and Ratios

Years ended February 28                   1998     1997     1996G    1995     1994     1993F     1992E    1991E    1990D

Net asset value, beginning of period      $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000   $ 1.000  $ 1.000  $ 1.000

Income from Investment Operations          .032     .031     .035     .030     .024     .022      .041     .054     .025
 Net interest income

Less Distributions                         (.032)   (.031)   (.035)   (.030)   (.024)   (.022)    (.041)   (.054)   (.025)
 From net interest income

Net asset value, end of period            $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000   $ 1.000  $ 1.000  $ 1.000

Total returnB,C                            3.26%    3.18%    3.60%    3.00%    2.45%    2.24%     4.15%    5.52%    2.54%

Net assets, end of period (In millions)   $ 1,353  $ 1,344  $ 1,307  $ 1,163  $ 1,065  $ 856     $ 918    $ 764    $ 397

Ratio of expenses to average net assets    .45%H    .35%H    .31%H    .28%H    .21%H    .30%A,H   .10%H    .07%H    .00%H

Ratio of expenses to average net           .45%     .34%I    .31%     .28%     .21%     .30%A     .10%     .07%     .00%
assets after expense reductions

Ratio of net interest income               3.21%    3.14%    3.55%    2.96%    2.42%    2.67%A    4.05%    5.33%    5.99%A
to average net assets


A ANNUALIZED
B TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D NOVEMBER 27, 1989 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 1990.
E YEARS ENDED APRIL 30
F MAY 1, 1992 TO FEBRUARY 28, 1993
G YEAR ENDED FEBRUARY 29
H FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
I FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES. SPARTAN CALIFORNIA MUNICIPAL INCOME FUND



Selected Per-Share Data and Ratios

Years ended February 28 1998      1997      1996F     1995      1994G     1993E     1992D     1991D     1990D     1989D

Net asset value,        $ 11.810  $ 11.720  $ 11.120  $ 12.100  $ 12.430  $ 11.540  $ 11.300  $ 10.940  $ 11.080  $ 10.620
beginning of period

Income from Investment   .589      .599      .625      .685      .719      .611      .744      .752      .756      .758
Operations
 Net interest income

 Net realized and
unrealized               .550      .096      .597      (.830)    (.060)    .890      .240      .360      (.140)    .460
 gain (loss)

 Total from investment   1.139     .695      1.222     (.145)    .659      1.501     .984      1.112     .616      1.218
 operations

Less Distributions      (.589)    (.602)    (.622)    (.685)    (.719)    (.611)    (.744)    (.752)    (.756)    (.758)
 From net interest income

 From net realized gain  --        (.003)    --        (.150)    (.270)    --        --        --        --        --

 Total distributions    (.589)    (.605)    (.622)    (.835)    (.989)    (.611)    (.744)    (.752)    (.756)    (.758)

Net asset value, end
of period               $ 12.360  $ 11.810  $ 11.720  $ 11.120  $ 12.100  $ 12.430  $ 11.540  $ 11.300  $ 10.940  $ 11.080

Total returnB,C         9.89%     6.16%     11.25%    (.91)%    5.41%     13.40%    8.94%     10.44%    5.61%     11.85%

Net assets, end of
period                  $ 1,238   $ 486     $ 498     $ 477     $ 575     $ 587     $ 529     $ 524     $ 514     $ 494
(In millions)

Ratio of expenses to    .54%H     .57%      .58%      .56%      .57%      .60%A     .59%      .58%      .60%      .61%
average net assets

Ratio of expenses to
average                  .53%I     .57%      .58%      .56%      .57%      .60%A     .59%      .58%      .60%      .61%
net assets after expense
reductions

Ratio of net interest
income                   4.85%     5.19%     5.44%     6.16%     5.78%     6.17%A    6.52%     6.71%     6.73%     7.05%
to average net assets

Portfolio turnover rate  37%J      17%       37%       29%       44%       32%A      23%       15%       34%       21%


   A ANNUALIZED
   B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT
ANNUALIZED.
   C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   D YEARS ENDED APRIL 30
   E MAY 1, 1992 TO FEBRUARY 28, 1993
   F YEAR ENDED FEBRUARY 29
   G EFFECTIVE MARCH 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX
DIFFERENCES.
   H FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
   I FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.
   J THE PORTFOLIO TURNOVER RATE DOES NOT INCLUDE THE ASSETS ACQUIRED IN THE MERGER.
PERFORMANCE
Mutual fund performance can be measured as TOTAL RETURN or YIELD. The total returns that follow are based on historical fund results and do not reflect the effect of any transaction fees you may have paid. The figures would be lower if fees were taken into account.
Each fund's fiscal year runs from March 1 through February 28. The tables below show each fund's performance over past fiscal years compared to different measures, including a comparative index and a competitive funds average for the bond fund and a measure of inflation for the money market funds. Data for the comparative index for Spartan California Municipal Income is available only from June 30, 1993 to
the present. The chart on page         presents calendar year
performance for the bond fund.
If FMR had not reimbursed certain fund expenses during these periods yields and total returns would have been lower.
AVERAGE ANNUAL TOTAL RETURNS
Fiscal periods ended                  Past 1  Past 5  Past 10
February 28, 1998                     year    years   years/Li
                                                      fe of
                                                      fund

Fidelity CA Muni Money                 3.07%   2.75%   3.57%

Spartan CA Muni Money                  3.25%   3.10%   3.63%A

Consumer Price Index                   1.44%   2.50%   3.39%

Spartan CA Muni Income                 9.89%   6.27%   7.82%

Lehman Bros. CA Municipal Bond Index   9.72%    n/a     n/a

Lipper CA Municipal                    9.37%   6.12%   7.69%
Debt Funds Average

CUMULATIVE TOTAL RETURNS
Fiscal periods ended    Past 1  Past 5    Past 10
February 28, 1998       year    years     years/L
                                          ife of
                                          fund

Fidelity CA Muni Money   3.07%   14.52%   41.95%

Spartan CA Muni Money    3.25%   16.48%   34.21%A

Consumer Price Index     1.44%   13.14%   39.57%

Spartan CA Muni Income   9.89%   35.56%   112.27%

Lehman Bros. CA          9.72%    n/a      n/a
Municipal Bond Index

Lipper CA Municipal      9.37%   34.62%   110.00%
Debt Funds Average

A FROM November 27, 1989 (COMMENCEMENT OF OPERATIONS)
EXPLANATION OF TERMS
UNDERSTANDING
PERFORMANCE
YIELD illustrates the income
earned by a fund over a recent
period. Seven-day yields are
the most common illustration of
money market performance.
30-day yields are usually used
for bond funds. Yields change
daily, reflecting changes in
interest rates.
TOTAL RETURN reflects both the
reinvestment of income and
capital gain distributions, and
any change in a fund's share
price.
(checkmark)
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. YIELD refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. When a money market fund yield assumes that income earned is reinvested, it is called an EFFECTIVE YIELD. A TAX-EQUIVALENT YIELD shows what an investor would have to earn before taxes to equal a tax-free yield. Yields for the bond fund are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.
YEAR-BY-YEAR TOTAL RETURNS
CALENDAR YEARS 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997
SPARTAN CA MUNI INCOME 11.78% 9.67% 6.96% 10.16% 8.71% 13.43% -8.88%
19.17% 4.76% 9.81%
LIPPER CA MUNI. DEBT FUND AVG. 10.99% 9.78% 6.50% 11.11% 8.39% 12.62%
-7.59% 18.32% 3.65% 9.15%
CONSUMER PRICE INDEX 4.42% 4.65% 6.11% 3.06% 2.90% 2.75% 2.67% 2.54%
3.32% 1.70%
PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: 11.78
ROW: 2, COL: 1, VALUE: 9.67
ROW: 3, COL: 1, VALUE: 6.96
ROW: 4, COL: 1, VALUE: 10.16
ROW: 5, COL: 1, VALUE: 8.709999999999999
ROW: 6, COL: 1, VALUE: 13.43
ROW: 7, COL: 1, VALUE: -8.880000000000001
ROW: 8, COL: 1, VALUE: 19.17
ROW: 9, COL: 1, VALUE: 4.76
ROW: 10, COL: 1, VALUE: 9.810000000000001
(LARGE SOLID BOX) SPARTAN CA MUNI
INCOME
LEHMAN BROTHERS CALIFORNIA MUNICIPAL BOND INDEX is a total return performance benchmark for California investment-grade municipal bonds with maturities of at least one year.
Unlike the bond fund's returns, the total returns of the comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.
THE COMPETITIVE FUNDS AVERAGE is the Lipper California Municipal Debt Funds Average for Spartan California Municipal Income. As of February 28, 1998, the average reflected the performance of 102 mutual funds with similar investment objectives. This average, published by Lipper Analytical Services, Inc., excludes the effect of sales loads.
The funds' recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance or a free annual report, call 1-800-544-8888. TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
   THE FUNDS IN DETAIL

CHARTER
EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. Fidelity California Municipal Money Market Fund and Spartan California Municipal Money Market Fund are non-diversified funds of Fidelity California Municipal Trust II. Spartan California Municipal Income Fund is a non-diversified fund of Fidelity California Municipal Trust. Both trusts are open-end management investment companies. Fidelity California Municipal Trust II was organized as a Delaware business trust on June 20, 1991. Fidelity California Municipal Trust was organized as a Massachusetts business trust on April 28, 1983. There is a remote possibility that one fund might become liable for a misstatement in the prospectus about another fund.
EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance. The trustees serve as trustees for other Fidelity funds. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUNDS MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FIDELITY FACTS
FIDELITY OFFERS THE BROADEST
SELECTION OF MUTUAL FUNDS
IN THE WORLD.
(SOLID BULLET) NUMBER OF FIDELITY MUTUAL
FUNDS: OVER    223
(SOLID BULLET) ASSETS IN FIDELITY MUTUAL
FUNDS: OVER $   568     BILLION
(SOLID BULLET) NUMBER OF SHAREHOLDER
ACCOUNTS: OVER    36     MILLION
(SOLID BULLET) NUMBER OF INVESTMENT
ANALYSTS AND PORTFOLIO
MANAGERS: OVER    265
(CHECKMARK)
FMR AND ITS AFFILIATES
The funds are managed by FMR, which chooses their investments and
handles    their business affairs. FIMM, located in Merrimack, New
Hampshire, has primary responsibility for providing investment management services for the money market funds. Beginning January 1, 1999, FIMM will have primary responsibility for providing investment management services for the bond fund.
Jonathan Short is Vice President and manager of Spartan California Municipal Income, which he has managed since March 1995. He also manages other Fidelity funds. Since joining Fidelity in 1990, Mr. Short has worked as an analyst and manager.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services.
UMB Bank, n.a. (UMB) is each fund's transfer agent, and is located at 1010 Grand Avenue, Kansas City, Missouri. UMB employs Fidelity Service Company, Inc. (FSC) to perform transfer agent servicing functions for each fund.
   FMR Corp. is the ultimate parent company of FMR and FIMM. Members
of     the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out a fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
MONEY MARKET FUNDS IN GENERAL. The yield of a money market fund will change daily based on changes in interest rates and market conditions. Money market funds comply with industry-standard requirements for the quality, maturity, and diversification of their investments, which are designed to help maintain a stable $1.00 share price. Of course, there is no guarantee that a money market fund will be able to maintain a stable $1.00 share price. It is possible that a major change in interest rates or a default on a money market fund's investments could cause its share price (and the value of your investment) to change. FIDELITY'S APPROACH TO MONEY MARKET FUNDS. Money market funds earn income at current money market rates. In managing money market funds, FMR stresses preservation of capital, liquidity, and income. The money market funds will purchase only high-quality securities that FMR believes present minimal credit risks and will observe maturity restrictions on securities they buy.
FIDELITY CALIFORNIA MUNICIPAL MONEY MARKET seeks high current income that is free from federal income tax and California personal income tax while maintaining a stable $1.00 share price by investing in
high-quality, short-term municipal money market securities of    all
types, including securities structured so that they are eligible investments for the fund. FMR normally invests at least 65% of the fund's total assets in state municipal securities, and normally invests the fund's assets so that at least 80% of the fund's income distributions is free from federal income tax.
SPARTAN CALIFORNIA MUNICIPAL MONEY MARKET seeks high current income that is free from federal income tax and California personal income tax while maintaining a stable $1.00 share price by investing in
high-quality, short-term municipal money market securi   ties of all
types, including securities structured so that they are eligible investments for the fund. FMR normally invests at least 65% of the fund's total assets in state municipal securities, and normally invests the fund's assets so that at least 80% of the fund's income distributions is free from federal income tax.
BOND FUNDS IN GENERAL. The yield and share price of a bond fund change daily based on changes in interest rates and market conditions, and in response to other economic, political or financial events. The types and maturities of the securities a bond fund purchases and the credit quality of their issuers will impact a bond fund's reaction to these events.
INTEREST RATE RISK. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer-term bonds are usually more sensitive to interest rate changes. In other words, the longer the maturity of a bond, the greater the impact a change in interest rates is likely to have on the bond's price. In addition, short-term interest rates and long-term interest rates do not necessarily move in the same amount or in the same direction. A short-term bond tends to react to changes in short-term interest rates and a long-term bond tends to react to changes in long-term interest rates.
ISSUER RISK. The price of a bond is affected by the credit quality of its issuer. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds.
MUNICIPAL MARKET RISK. Municipal securities are backed by the entity that issued them and/or other revenue streams. Municipal security values may be significantly affected by political changes as well as uncertainties in the municipal market related to taxation or the
rights of municipal securities hold   ers. The credit quality of many
municipal securities is enhanced by insurance guaranteeing the timely payment of interest and repayment of principal. Due to the relatively small number of municipal insurers, changes in the financial condition of an individual municipal insurance provider may affect the municipal market as a whole.
FIDELITY'S APPROACH TO BOND FUNDS. The total return from a bond includes both income and price gains or losses. In selecting investments for a bond fund, FMR considers a bond's expected income together with its potential for price gains or losses. While income is the most important component of bond returns over time, a bond fund's emphasis on income does not mean the fund invests only in the highest-yielding bonds available, or that it can avoid losses of principal.
FMR focuses on assembling a portfolio of income-producing bonds that it believes will provide the best balance between risk and return within the range of eligible investments for the fund. FMR's evaluation of a potential investment includes an analysis of the credit quality of the issuer, its structural features, its current price compared to FMR's estimate of its long-term value, and any short-term trading opportunities resulting from market inefficiencies. In structuring a bond fund, FMR allocates assets among different market sectors (for example, general obligation bonds of a state or bonds financing a specific project) and different maturities based on its view of the relative value of each sector or maturity. The performance of the fund will depend on how successful FMR is in pursuing this approach.
SPARTAN CALIFORNIA MUNICIPAL INCOME seeks high current income that is free from federal income tax and California personal income tax by
investing in investment-grade municipal secu   rities under normal
conditions. FMR normally invests the fund's assets so that at least 80% of the fund's income distributions is free from both federal and California personal income taxes.
Although the fund does not maintain an average maturity within a specified range, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to municipal bonds with
maturities between eight and 18    years. As of February 28, 1998, the
fund's dollar-weighted average maturity was approximately 14.9 years.

EACH FUND normally invests in municipal securities. FMR may invest all of each fund's assets in municipal securities issued to finance private activities. The interest from these securities is a tax-preference item for purposes of the federal alternative minimum tax.
Each fund's performance is affected by the economic and political conditions within the state of California. California suffered a severe economic recession between 1990-1993, which resulted in broad-based revenue shortfalls for the State and many local governments. California's fiscal condition has improved as its economy has been in a sustained recovery since 1994. During the recession, the State substantially reduced local assistance, and further reductions could adversely affect the financial condition of cities, counties and other government agencies facing constraints in their own revenue collections. California's long-term credit rating stabilized after having been reduced in the past several years. California voters in the past have passed amendments to the California Constitution and other measures that limit the taxing and spending authority of California governmental entities, and future voter initiatives could result in adverse consequences affecting California municipal bonds. The funds differ primarily with respect to the level of income provided and the stability of their share price. The money market funds seek to provide income while maintaining a stable share price. The bond fund seeks to provide a higher level of income by investing in a broader range of securities. As a result, the bond fund does not seek to maintain a stable share price. In addition, since the money market funds concentrate their investments in California municipal securities, an investment in the money market funds may be riskier than an investment in other types of money market funds.
FMR may use various techniques to hedge a portion of the bond fund's risks, but there is no guarantee that these strategies will work as intended. When you sell your shares of the bond fund, they may be worth more or less than what you paid for them.
FMR normally invests each fund's assets according to its investment strategy. The funds do not expect to invest in federally taxable
obligations, and the bond fund does not expect to invest in    state
taxable obligations. However, during periods when FMR believes that California municipals that meet fund standards are not available, the bond fund may temporarily invest more than 20% of its assets in
obligations that are only federally tax-exempt. Each fund     also
reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to invest more than normally permitted in taxable obligations for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each fund's limitations and more detailed information about each fund's investments are contained in the funds' SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help a fund achieve its goal. Fund holdings and recent investment strategies are detailed in each fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-544-8888.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.
Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes.
In addition, bond prices are also affected by the credit quality of the issuer. Investment-grade debt securities are medium- and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and to changes in the financial condition of issuers.
RESTRICTIONS: Spartan California Municipal Income normally invests in investment-grade securities, but reserves the right to invest up to 5% of its assets in below investment-grade securities (sometimes called "junk bonds"). A security is considered to be investment-grade if it is rated investment-grade by Moody's Investors Service (Moody's),
Standard & Poor's (S&P), Duff &    Phelps Credit Rating Co., or Fitch
IBCA, Inc., or is unrated but judged by     FMR to be of equivalent
quality . Spartan California Municipal Income may not invest in securities judged by FMR to be of equivalent quality to those rated lower than B by Moody's or S&P.
MONEY MARKET SECURITIES are high-quality, short-term instruments issued by municipalities, local and state governments, and other
entities. These securities may carry fixed, variable, or    floating
interest rates. Money market securities may be structured or may employ a trust or similar structure so that they are eligible
investments for money market funds. If the structure     does not
perform as intended, adverse tax or investment consequences may result.
CREDIT AND LIQUIDITY SUPPORT. Issuers may employ various forms of credit and liquidity enhancement, including letters of credit, guarantees, puts and demand features, and insurance, provided by foreign or domestic entities such as banks and other financial institutions. These arrangements expose a fund to the credit risk of the entity providing the credit or liquidity support. Changes in the credit quality of the provider could affect the value of the security and a fund's share price. In addition, in the case of foreign providers of credit or liquidity support, extensive public information about the provider may not be available, and unfavorable political, economic, or governmental developments could affect its ability to honor its commitment.
MUNICIPAL SECURITIES are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be fully or partially backed by the local government, or by the credit of a private issuer or the current or anticipated revenues from specific projects or assets. Because many municipal securities are issued to finance similar types of projects, especially those relating to education, health care, housing, transportation, and utilities, the municipal markets can be affected by conditions in those sectors. In addition, all municipal securities may be affected by uncertainties regarding their tax status, legislative changes, or rights of municipal securities holders. A municipal security may be owned directly or through a participation interest.
STATE MUNICIPAL SECURITIES include municipal obligations issued by the state of California or its counties, municipalities, authorities, or other subdivisions. The ability of issuers to repay their debt can be affected by many factors that impact the economic vitality of either the state or a region within the state.
Other state municipal securities include obligations of the U.S. territories and possessions such as Guam, the Virgin Islands, Puerto Rico, and their political subdivisions and public corporations. The economy of Puerto Rico is closely linked to the U.S. economy, and will be affected by the strength of the U.S. dollar, interest rates, the price stability of oil imports, and the continued existence of favorable tax incentives.
ASSET-BACKED SECURITIES include interests in pools of purchase contracts, financing leases, or sales agreements entered into by municipalities. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, these securities may be subject to prepayment risk.
VARIABLE AND FLOATING RATE SECURITIES have interest rates that are periodically adjusted either at specific intervals or whenever a benchmark rate changes. Inverse floaters have interest rates that move
in the opposite direc   tion from a benchmark, often making     the
security's market value more volatile.
MUNICIPAL LEASE OBLIGATIONS are used by municipalities to acquire land, equipment, or facilities. If the municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.
PUT FEATURES entitle the holder to put (sell back) a security to the issuer or another party. In exchange for this benefit, a fund may accept a lower interest rate. The credit quality of the investment may be affected by the creditworthiness of the put provider. Demand features, standby commitments, and tender options are types of put features.
PRIVATE ENTITIES may be involved in some municipal securities. For example, industrial revenue bonds are backed by private entities, and resource recovery bonds often involve private corporations. The viability of a project or tax incentives could affect the value and credit quality of these securities.
ADJUSTING INVESTMENT EXPOSURE. A fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, and purchasing indexed securities.
FMR can use these practices to adjust the risk and return characteristics of a fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with a fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities and some other securities may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.
RESTRICTIONS: A fund may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities. WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS are trading practices in which payment and delivery for the security take place at a later date than is customary for that type of security. The market value of the security could change during this period.
CASH MANAGEMENT. A fund may invest in money market securities and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income exempt from federal income tax while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
   RESTRICTIONS:     Spartan California Municipal Income does not
currently intend to invest in a money market fund.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry or type of project. Economic, business, or political changes can affect all securities of a similar type. A fund that is not diversified may be more sensitive to changes in the market value of a single issuer or industry.
RESTRICTIONS: Each fund is considered non-diversified. Generally, to meet federal tax requirements at the close of each quarter, each fund does not invest more than 25% of its total assets in any one issuer and, with respect to 50% of total assets, does not invest more than 5% of its total assets in any issuer. These limitations do not apply to U.S. Government securities or to securities of other investment companies. Each fund may invest more than 25% of its total assets in tax-free securities that finance similar types of projects.
BORROWING. Each fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets. FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
Fidelity California Municipal Money Market seeks as high a level of current income, exempt from federal and California state personal income tax, as is consistent with the preservation of capital. The fund will normally invest so that at least 80% of its income distributions are free from federal income tax.
Spartan California Municipal Money Market seeks as high a level of current income, exempt from federal income tax and California state personal income tax, as is consistent with the preservation of capital by investing in high-quality, short-term California municipal obligations. The fund will normally invest so that at least 80% of its income distributions are exempt from federal income tax.
Spartan California Municipal Income seeks as high a level of current income, exempt from federal and California state personal income tax, available from investing primarily in municipal securities judged by FMR to be of investment-grade quality. The fund may invest up to one-third of its assets in lower-quality bonds, but may not purchase bonds that are judged by FMR to be equivalent quality to those rated lower than B. The fund will normally invest so that at least 80% of its income distributions are exempt from federal and California state personal income taxes. During periods when FMR believes that California municipals that meet the fund's standard are not available, the fund may temporarily invest more than 20% of its assets in obligations that are only federally tax-exempt.
Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the funds pay fees related to their daily operations. Expenses paid out of a fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to an affiliate who provides assistance with these services for the money market funds. Each of Fidelity California Municipal Money Market and Spartan California Municipal Income also pays OTHER EXPENSES, which are explained on page .
FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease a fund's expenses and boost its performance.
MANAGEMENT FEE AND OTHER EXPENSES
Each fund's management fee is calculated and paid to FMR every month. FMR pays all of the other expenses of Spartan California Municipal Money Market with limited exceptions. The annual management fee rate for Spartan California Municipal Money Market is 0.50% of its average net assets. For each of Fidelity California Municipal Money Market and
Spartan California Municipal Income, the fee is calculated    by
adding a group fee rate to an individual fund fee rate, multiplying the result by the fund's monthly average net assets and dividing by twelve.
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.
FMR has voluntarily agreed to limit Spartan California Municipal Income's total operating expenses to an annual rate of 0.53% of average net assets. This agreement will continue until December 31, 1999.
For February 1998, the group fee rate was 0.1357%. The individual fund fee rate is 0.25% for Fidelity California Municipal Money Market and Spartan California Municipal Income.
The total management fee rate for Fidelity California Municipal Money Market for the fiscal year ended February 28, 1998 was 0.39% of the fund's average net assets.
   Because of a reimbursement arrangement, the total management fee rate for Spartan California Municipal Income for the fiscal year ended February 1998 was 0.38% of the fund's average net assets.
   FIMM is Fidelity California Municipal Money Market's and Spartan California Municipal Money Market's sub-adviser and has primary responsibility for managing their investments. FMR is responsible for
pro    viding other management services. FMR    pays FIMM 50% of its
management fee (before expense reimbursements) for FIMM's services. FMR paid FMR Texas Inc. (FMR Texas), the predecessor company to FIMM, fees equal to 0.19% of Fidelity California Municipal Money Market's and 0.25% of Spartan California Municipal Money Market's average net assets for the fiscal year ended February 28, 1998. Beginning January 1, 1999, FIMM will have primary responsibility for managing Spartan California Municipal Income's investments. FMR will pay FIMM 50% of its management fee (before expense reimbursements) for FIMM's services.
While the management fee is a significant component of each of
California Municipal Money Market   's     and Spartan California
Municipal Income's annual operating costs, these funds have other expenses as well.
UMB is the transfer and service agent for each fund. UMB has entered into sub-agreements with FSC under which FSC performs transfer agency, dividend disbursing, shareholder servicing, and accounting functions for the funds. These services include processing shareholder transactions, valuing each fund's investments, and calculating each fund's share price and dividends.
Under the terms of the sub-agreements, FSC receives all related fees paid to UMB by California Municipal Money Market and Spartan California Municipal Income and by FMR on behalf of Spartan California Municipal Money Market.
For the fiscal year ended February 1998, transfer agency and pricing and bookkeeping fees paid (as a percentage of average net assets) amounted to the following. These amounts are before expense reductions, if any.
                                 Transfer Agency and
                                 Pricing and Bookkeeping Fees
                                 Paid by Fund

Fidelity California Muni Money   0.   20    %

Spartan California Muni Income   0.   14    %

In the case of Spartan California Municipal Money Market, FMR, not the fund, pays for these services.
Each of Fidelity California Municipal Money Market and Spartan California Municipal Income also pays other expenses, such as legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by the bond fund to reduce the fund's custodian or transfer agent fees. Spartan California Municipal Money Market also pays other expenses, such as brokerage fees and commissions, interest on borrowings, taxes, and the compensation of trustees who are not affiliated with Fidelity. To offset shareholder service costs, FMR or its affiliates also collect Spartan California Municipal Money Market's $5.00 exchange fee, $5.00 account closeout fee, $5.00 fee for wire purchases and redemptions, and the $2.00 checkwriting charge.
Each fund has adopted a DISTRIBUTION AND SERVICE PLAN. Each plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of,
or provide shareholder support services for, the fund's    shares.
Currently, the Board of Trustees of each fund has authorized such payments.
For the fiscal year ended February 1998, the portfolio turnover rate
for the bond fund was    37    %. This rate varies from year to year.
YOUR ACCOUNT

DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage Services, Inc. (FBSI). Fidelity is also a leader in providing
tax-   advant    aged retirement plans for individuals investing on
their own or through their employer.
Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the country.
To reach Fidelity for general information, call these numbers:
(small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity has over 80 walk-in Investor Centers across the country.
TYPES OF ACCOUNTS
You may set up an account directly in a fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in a fund through a brokerage account. You can choose California Municipal Money Market as your core account for your Fidelity Ultra Service Account(registered trademark) or FidelityPlusSM brokerage account.
You may purchase or sell shares of the funds through an investment professional, including a broker, who may charge you a transaction fee for this service. If you invest through FBSI, another financial institution, or an investment professional, read their program materials for any special provisions, additional service features or fees that may apply to your investment in a fund. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.
The different ways to set up (register) your account with Fidelity are listed in the table that follows.
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act
(UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened. BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR
OTHER GROUPS
Requires a special application.
HOW TO BUY SHARES
THE PRICE TO BUY ONE SHARE of each fund is the fund's net asset value per share (NAV). Each money market fund is managed to keep its NAV stable at $1.00. Each fund's shares are sold without a sales charge. Your shares will be purchased at the next NAV calculated after your
invest   ment is received in proper form. Each     fund's NAV is
normally calculated each business day at 4:00 p.m. Eastern time.
Each fund reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page . Purchase orders may be refused if, in FMR's opinion, they would disrupt management of a fund.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described on page . If there is no application accompanying this prospectus, call 1-800-544-8888.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail in an application with a check, or
(small solid bullet) Open your account by exchanging from another
Fidelity fund.
If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT
for Fidelity CA Municipal Money Market $5,000
for Spartan CA Municipal Money Market $25,000
for Spartan CA Municipal Income** $10,000
TO ADD TO AN ACCOUNT
for Fidelity CA Municipal Money Market $250
Through regular investment plans* $100
for Spartan CA Municipal Money Market  $1,000
Through regular investment plans* $500
for Spartan CA Municipal Income** $1,000
Through regular investment plans* $500
MINIMUM BALANCE
for Fidelity CA Municipal Money Market $2,000
for Spartan CA Municipal Money Market $10,000
for Spartan CA Municipal Income** $5,000
*FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO "INVESTOR SERVICES," PAGE .
**THESE MINIMUMS DO NOT APPLY TO SHAREHOLDERS WITH EXISTING ACCOUNTS ON RECORD MARCH 31, 1997.
These minimums may vary for investments through Fidelity Portfolio Advisory Services. Refer to the program materials for details.

                                      TO OPEN AN                            TO ADD TO
                                      ACCOUNT                               AN
                                                                            ACCOUNT

PHONE 1-800-544-7777 (PHONE_GRAPHIC)  (SMALL SOLID BULLET) EXCHANGE FROM    (SMALL SOLID BULLET) EXCHANGE FROM
                                      ANOTHER FIDELITY                      ANOTHER
                                      FUND ACCOUNT WITH                     FIDELITY FUND
                                      THE SAME                              ACCOUNT WITH
                                      REGISTRATION,                         THE SAME
                                      INCLUDING NAME,                       REGISTRATION,
                                      ADDRESS, AND                          INCLUDING
                                      TAXPAYER ID                           NAME,
                                      NUMBER.                               ADDRESS, AND
                                                                            TAXPAYER ID
                                                                            NUMBER.
                                                                            (SMALL SOLID BULLET) USE FIDELITY
                                                                            MONEY LINE TO
                                                                            TRANSFER FROM
                                                                            YOUR BANK
                                                                            ACCOUNT. CALL
                                                                            BEFORE YOUR
                                                                            FIRST USE TO
                                                                            VERIFY THAT THIS
                                                                            SERVICE IS IN
                                                                            PLACE ON YOUR
                                                                            ACCOUNT.
                                                                            MAXIMUM
                                                                            MONEY LINE:
                                                                            UP TO
                                                                            $100,000.

MAIL (MAIL_GRAPHIC)                   (SMALL SOLID BULLET) COMPLETE AND     (SMALL SOLID BULLET) MAKE YOUR
                                      SIGN THE                              CHECK PAYABLE
                                      APPLICATION. MAKE                     TO THE COMPLETE
                                      YOUR CHECK                            NAME OF THE
                                      PAYABLE TO THE                        FUND. INDICATE
                                      COMPLETE NAME OF                      YOUR FUND
                                      THE FUND. MAIL TO                     ACCOUNT NUMBER
                                      THE ADDRESS                           ON YOUR CHECK
                                      INDICATED ON THE                      AND MAIL TO THE
                                      APPLICATION.                          ADDRESS PRINTED
                                                                            ON YOUR ACCOUNT
                                                                            STATEMENT.
                                                                            (SMALL SOLID BULLET) EXCHANGE BY
                                                                            MAIL: CALL
                                                                            1-800-544-666
                                                                            6 FOR
                                                                            INSTRUCTIONS.

IN PERSON (HAND_GRAPHIC)              (SMALL SOLID BULLET) BRING YOUR       (SMALL SOLID BULLET) BRING YOUR
                                      APPLICATION AND                       CHECK TO A
                                      CHECK TO A                            FIDELITY INVESTOR
                                      FIDELITY INVESTOR                     CENTER. CALL
                                      CENTER. CALL                          1-800-544-97
                                      1-800-544-979                         97 FOR THE
                                      7 FOR THE CENTER                      CENTER NEAREST
                                      NEAREST YOU.                          YOU.

WIRE (WIRE_GRAPHIC)                   (SMALL SOLID BULLET) THERE MAY BE A   (SMALL SOLID BULLET) THERE MAY BE A
                                      $5.00 FEE FOR                         $5.00 FEE FOR
                                      EACH WIRE                             EACH WIRE
                                      PURCHASE.                             PURCHASE.
                                      (SMALL SOLID BULLET) CALL             (SMALL SOLID BULLET) WIRE TO:
                                      1-800-544-777                         BANKERS TRUST
                                      7 TO SET UP YOUR                      COMPANY,
                                      ACCOUNT AND TO                        BANK ROUTING
                                      ARRANGE A WIRE                        #021001033,
                                      TRANSACTION.                          ACCOUNT
                                      (SMALL SOLID BULLET) WIRE WITHIN 24   #00163053.
                                      HOURS TO:                             SPECIFY THE
                                      BANKERS TRUST                         COMPLETE NAME
                                      COMPANY,                              OF THE FUND AND
                                      BANK ROUTING                          INCLUDE YOUR
                                      #021001033,                           ACCOUNT
                                      ACCOUNT                               NUMBER AND
                                      #00163053.                            YOUR NAME.
                                      SPECIFY THE
                                      COMPLETE NAME
                                      OF THE FUND AND
                                      INCLUDE YOUR NEW
                                      ACCOUNT NUMBER
                                      AND YOUR NAME.

AUTOMATICALLY (AUTOMATIC_GRAPHIC)     (SMALL SOLID BULLET) NOT AVAILABLE.   (SMALL SOLID BULLET) USE FIDELITY
                                                                            AUTOMATIC
                                                                            ACCOUNT
                                                                            BUILDER. SIGN
                                                                            UP FOR THIS
                                                                            SERVICE WHEN
                                                                            OPENING YOUR
                                                                            ACCOUNT, OR
                                                                            CALL
                                                                            1-800-544-66
                                                                            66 TO ADD IT.



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(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118


HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares.
THE PRICE TO SELL ONE SHARE of each fund is the fund's NAV.
Your shares will be sold at the next NAV calculated after your order
is received in    proper form.     Each fund's NAV is normally
calculated each business day at 4:00 p.m. Eastern time.
TO SELL SHARES THROUGH YOUR FIDELITY ULTRA SERVICE OR FIDELITYPLUS ACCOUNT, call 1-800-544-6262 to receive a handbook with instructions. IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $2,000 worth of shares in the account for Fidelity California Municipal Money Market, $10,000 worth of shares in the account for Spartan California Municipal Money Market and $5,000 worth of shares in the account for Spartan California Municipal Income to keep it open.
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares,
(small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address), (small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number, (small solid bullet) The dollar amount or number of shares to be redeemed, and
(small solid bullet) Any other applicable requirements listed in the table that follows.
Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
CHECKWRITING
If you have a checkbook for your account, you may write an unlimited number of checks. Do not, however, try to close out your account by check.

                                                ACCOUNT                SPECIAL
                                                TYPE                   REQUIREME
                                                                       NTS

FOR SPARTAN CA MUNICIPAL MONEY MARKET IF YOUR ACCOUNT
BALANCE IS LESS THAN $50,000, THERE ARE FEES FOR INDIVIDUAL
REDEMPTION TRANSACTIONS: $2.00 FOR EACH CHECK YOU WRITE
AND $5.00 FOR EACH EXCHANGE, BANK WIRE, AND ACCOUNT
CLOSEOUT.


PHONE 1-800-544-777 (PHONE_GRAPHIC)             ALL ACCOUNT TYPES      (SMALL SOLID BULLET) MAXIMUM
                                                                       CHECK REQUEST:
                                                                       $100,000.
                                                                       (SMALL SOLID BULLET) FOR MONEY LINE
                                                                       TRANSFERS TO YOUR
                                                                       BANK ACCOUNT;
                                                                       MINIMUM: $10;
                                                                       MAXIMUM: UP
                                                                       TO $100,000.
                                                                       (SMALL SOLID BULLET) YOU MAY
                                                                       EXCHANGE TO
                                                                       OTHER FIDELITY
                                                                       FUNDS IF BOTH
                                                                       ACCOUNTS ARE
                                                                       REGISTERED WITH
                                                                       THE SAME
                                                                       NAME(S),
                                                                       ADDRESS, AND
                                                                       TAXPAYER ID
                                                                       NUMBER.

MAIL OR IN PERSON (MAIL_GRAPHIC)(HAND_GRAPHIC)  INDIVIDUAL, JOINT      (SMALL SOLID BULLET) THE LETTER OF
                                                TENANT,                INSTRUCTION MUST
                                                SOLE PROPRIETORSHIP,   BE SIGNED BY ALL
                                                UGMA, UTMA             PERSONS
                                                TRUST                  REQUIRED TO SIGN
                                                                       FOR TRANSACTIONS,
                                                                       EXACTLY AS THEIR
                                                                       NAMES APPEAR
                                                BUSINESS OR            ON THE ACCOUNT.
                                                ORGANIZATION           (SMALL SOLID BULLET) THE TRUSTEE MUST
                                                                       SIGN THE LETTER
                                                                       INDICATING
                                                                       CAPACITY AS
                                                                       TRUSTEE. IF THE
                                                EXECUTOR,              TRUSTEE'S NAME IS
                                                ADMINISTRATOR,         NOT IN THE
                                                CONSERVATOR,           ACCOUNT
                                                GUARDIAN               REGISTRATION,
                                                                       PROVIDE A COPY
                                                                       OF THE TRUST
                                                                       DOCUMENT
                                                                       CERTIFIED WITHIN
                                                                       THE LAST 60
                                                                       DAYS.
                                                                       (SMALL SOLID BULLET) AT LEAST ONE
                                                                       PERSON
                                                                       AUTHORIZED BY
                                                                       CORPORATE
                                                                       RESOLUTION TO ACT
                                                                       ON THE ACCOUNT
                                                                       MUST SIGN THE
                                                                       LETTER.
                                                                       (SMALL SOLID BULLET) INCLUDE A
                                                                       CORPORATE
                                                                       RESOLUTION WITH
                                                                       CORPORATE SEAL
                                                                       OR A SIGNATURE
                                                                       GUARANTEE.
                                                                       (SMALL SOLID BULLET) CALL
                                                                       1-800-544-66
                                                                       66 FOR
                                                                       INSTRUCTIONS.

WIRE (WIRE_GRAPHIC)                             ALL ACCOUNT TYPES      (SMALL SOLID BULLET) YOU MUST SIGN
                                                                       UP FOR THE WIRE
                                                                       FEATURE BEFORE
                                                                       USING IT. TO
                                                                       VERIFY THAT IT IS
                                                                       IN PLACE, CALL
                                                                       1-800-544-66
                                                                       66. MINIMUM
                                                                       WIRE: $5,000.
                                                                       (SMALL SOLID BULLET) YOUR WIRE
                                                                       REDEMPTION
                                                                       REQUEST MUST BE
                                                                       RECEIVED IN
                                                                       PROPER FORM BY
                                                                       FIDELITY BEFORE
                                                                       4:00 P.M.
                                                                       EASTERN TIME FOR
                                                                       MONEY TO BE
                                                                       WIRED ON THE
                                                                       NEXT BUSINESS
                                                                       DAY.

CHECK (CHECK_GRAPHIC)                           ALL ACCOUNT TYPES      (SMALL SOLID BULLET) MINIMUM
                                                                       CHECK: $1,000
                                                                       EACH FOR
                                                                       SPARTAN
                                                                       CALIFORNIA
                                                                       MUNICIPAL
                                                                       MONEY MARKET
                                                                       AND SPARTAN
                                                                       CALIFORNIA
                                                                       MUNICIPAL
                                                                       INCOME AND
                                                                       $500 FOR
                                                                       CALIFORNIA
                                                                       MUNICIPAL
                                                                       MONEY MARKET
                                                                       (SMALL SOLID BULLET) ALL ACCOUNT
                                                                       OWNERS MUST
                                                                       SIGN A SIGNATURE
                                                                       CARD TO RECEIVE
                                                                       A CHECKBOOK.



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(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118


INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account.
INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
24-HOUR SERVICE
ACCOUNT ASSISTANCE
1-800-544-6666
ACCOUNT TRANSACTIONS
1-800-544-7777
PRODUCT INFORMATION
1-800-544-8888
RETIREMENT ACCOUNT ASSISTANCE
1-800-544-4774
TOUCHTONE XPRESSSM
1-800-544-5555
 AUTOMATED SERVICE
(checkmark)
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information. TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of other Fidelity funds by telephone or in writing. You may pay a $5.00 fee for each exchange out of Spartan California Municipal Money Market, unless you place your transaction through Fidelity's automated exchange services.
Note that exchanges out of a fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page .
SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.
FIDELITY MONEY LINE(registered trademark) enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call. REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for a home, educational expenses, and other long-term financial goals.
REGULAR INVESTMENT PLANS
FIDELITY AUTOMATIC ACCOUNT BUILDERSM
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND

MINIMUM        FREQUENCY             SETTING UP OR CHANGING
$100 FOR
FIDELITY       MONTHLY OR QUARTERLY  (SMALL SOLID BULLET) FOR A NEW ACCOUNT, COMPLETE THE APPROPRIATE SECTION ON THE FUND
CA MUNI MONEY                        APPLICATION.
MARKET.                              (SMALL SOLID BULLET) FOR EXISTING ACCOUNTS, CALL 1-800-544-6666 FOR AN APPLICATION.
$500 FOR SPARTAN                     (SMALL SOLID BULLET) TO CHANGE THE AMOUNT OR FREQUENCY OF YOUR INVESTMENT, CALL
CA MUNI MONEY                        1-800-544-6666 AT LEAST THREE BUSINESS DAYS PRIOR TO YOUR NEXT
MARKET AND SPARTAN                   SCHEDULED INVESTMENT DATE.
CA MUNICIPAL
INCOME





DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A
FIDELITY FUNDA

MINIMUM              FREQUENCY         SETTING UP OR CHANGING
$100 FOR FIDELITY    EVERY PAY PERIOD  (SMALL SOLID BULLET) CHECK THE APPROPRIATE BOX ON THE FUND APPLICATION, OR CALL
CA MUNI MONEY                          1-800-544-6666 FOR AN AUTHORIZATION FORM.
MARKET.                                (SMALL SOLID BULLET) CHANGES REQUIRE A NEW AUTHORIZATION FORM.
$500 FOR SPARTAN
CA MUNI MONEY
MARKET AND SPARTAN
CA MUNICIPAL
INCOME


FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY
FUND

MINIMUM           FREQUENCY               SETTING UP OR CHANGING
$100 for Fidelity Monthly, bimonthly,     (small solid bullet) To establish, call 1-800-544-6666 after both accounts are
CA Muni Money     quarterly, or annually  opened.
Market.                                   (small solid bullet) To change the amount or frequency of your investment, call
$500 for Spartan                          1-800-544-6666.
CA Muni Money
Market and Spartan
CA Municipal
Income


A BECAUSE BOND FUND SHARE PRICES FLUCTUATE, THAT FUND MAY NOT BE AN APPROPRIATE CHOICE FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.
SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
Each fund distributes substantially all of its net investment income and capital gains, if any, to shareholders each year. Income dividends are declared daily and paid monthly. Capital gains earned by the bond fund are normally distributed in April and December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. The bond fund offers four options, and the money market funds offer three options.
1. REINVESTMENT OPTION. Your dividend and capital gain distributions, if any, will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. (bond fund only) Your capital gain distributions, if any, will be automatically reinvested, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions, if any.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions, if any, will be automatically invested in another identically registered Fidelity fund.
Dividends will be reinvested at the fund's NAV on the last day of the month. Capital gain distributions, if any, will be reinvested at the NAV as of the date the fund deducts the distribution from its NAV. The mailing of distribution checks will begin within seven days. UNDERSTANDING
DISTRIBUTIONS
AS A FUND SHAREHOLDER, YOU ARE
ENTITLED TO YOUR SHARE OF THE
FUND'S NET INCOME AND GAINS
ON ITS INVESTMENTS. THE FUND
PASSES ITS EARNINGS ALONG TO ITS
INVESTORS AS DISTRIBUTIONS.
EACH FUND EARNS INTEREST FROM
ITS INVESTMENTS. THESE ARE
PASSED ALONG AS DIVIDEND
DISTRIBUTIONS. THE FUND MAY
REALIZE CAPITAL GAINS IF IT SELLS
SECURITIES FOR A HIGHER PRICE
THAN IT PAID FOR THEM. THESE
ARE PASSED ALONG AS CAPITAL
GAIN DISTRIBUTIONS. MONEY
MARKET FUNDS USUALLY DON'T
MAKE CAPITAL GAIN DISTRIBUTIONS.
(CHECKMARK)
TAXES
As with any investment, you should consider how an investment in a tax-free fund could affect you. Below are some of the funds' tax implications.
TAXES ON DISTRIBUTIONS. Interest income that a fund earns is distributed to shareholders as income dividends. Interest that is federally tax-free remains tax-free when it is distributed.
However, gain on the sale of tax-free bonds results in taxable distributions. Short-term capital gains and a portion of the gain on bonds purchased at a discount are distributed as dividends and taxed as ordinary income. Capital gain distributions are taxed as long-term capital gains. These distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31. Fidelity will send you a statement showing the
tax status of distributions and will report to the    IRS the amount
of any taxable distributions paid to you in the previous year.
The interest from some municipal securities is subject to the federal alternative minimum tax. Each fund may invest up to 100% of its assets in these securities. Individuals who are subject to the tax must report this interest on their tax returns.
To the extent that each fund's income dividends are derived from interest on California state tax-free investments, they will be free from California state personal income tax. Distributions derived from obligations that are not California state tax-free obligations, as well as distributions from short or long-term capital gains, are subject to California state personal income tax. Corporate taxpayers should note that each fund's income dividends and other distributions are not exempt from California state franchise or corporate taxes.
   During the fiscal year ended February 28, 1998, 100% of each fund's income dividends was free from federal income tax and 99.99%, 100%, and 100% were free from California state taxes for Fidelity California Municipal Money Market, Spartan California Municipal Money Market, and Spartan California Municipal Income, respectively. 35.03% of Fidelity California Municipal Money Market's, 40.49% of Spartan California Municipal Money Market's, and 4.88% of Spartan California Municipal Income's income dividends were subject to the federal alternative minimum tax.
TAXES ON TRANSACTIONS. Your bond fund redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of a fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares when a fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
TRANSACTION DETAILS
THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange
(NYSE) is open. FSC normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.
EACH FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
Each money market fund's assets are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value and helps each money market fund to maintain a stable $1.00 share price.
For the bond fund, assets are valued primarily on the basis of information furnished by a pricing service or market quotations, if available, or by another method that the Board of Trustees believes accurately reflects fair value.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
EACH FUND RESERVES THE RIGHT to sus   pend the offering of shares for
a period of time.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased
at the next NAV calculated after your    investment is received in
proper form.     Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Each fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or its transfer agent has incurred.
(small solid bullet)    Shares begin to earn dividends on the first
business day following the day of purchase.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.
CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at
the next NAV calculated after your order is    received in proper
form. Note the     following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect a fund, it may take up to seven days to pay you.
(small solid bullet)    Shares earn dividends through the day of
redemption; however, shares redeemed on a Friday or prior to a holiday continue to earn dividends until the next business day.
(small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) Each fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. (small solid bullet) If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.
(small solid bullet) If your account is not an Ultra Service Account, there is a $1.00 charge for each check written under $500.
THE FEES FOR INDIVIDUAL TRANSACTIONS are waived if your account balance at the time of the transaction is $50,000 or more. Otherwise, you should note the following:
(small solid bullet) The $2.00 checkwriting charge will be deducted from your account.
(small solid bullet) The $5.00 exchange fee will be deducted from the amount of your exchange.
(small solid bullet) The $5.00 wire fee will be deducted from the amount of your wire.
(small solid bullet) The $5.00 account closeout fee does not apply to exchanges or wires, but it will apply to checkwriting.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $2,000 for Fidelity California Municipal Money Market, $10,000 for Spartan California Municipal Money Market, and $5,000 for Spartan California Municipal Income, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed and for Spartan California Municipal Money Market, the $5.00 account closeout fee will be charged.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the funds without reimbursement from the funds. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Because excessive trading can hurt fund performance and shareholders, each fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.
Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may
im   pose administrative fees of up to 1.00% and trading fees of up to
3.00% of the amount exchanged. Check each fund's prospectus for details.





This prospectus is printed on recycled paper using soy-based inks.
       FIDELITY CALIFORNIA MUNICIPAL MONEY MARKET FUND        AND
    SPARTAN(registered trademark) CALIFORNIA MUNICIPAL MONEY MARKET
FUND
   FUNDS OF FIDELITY CALIFORNIA MUNICIPAL TRUST II
   SPARTAN    (registered trademark)    CALIFORNIA MUNICIPAL INCOME
FUND
   A FUND OF FIDELITY CALIFORNIA MUNICIPAL TRUST
   STATEMENT OF ADDITIONAL INFORMATION
       APRIL 17, 1998
   This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the funds' current Prospectus
(dated     April 17, 1998   ). Please retain this document for future
reference. The funds' Annual Report is a separate document supplied with this SAI. To obtain a free additional copy of the Prospectus or an Annual Report, please call Fidelity at 1-800-544-8888.
TABLE OF CONTENTS                                         PAGE



Investment Policies and Limitations                       30

Special Considerations Regarding California               35

Special Considerations Regarding Puerto Rico              38

Portfolio Transactions                                    40

Valuation                                                 41

Performance                                               41

Additional Purchase, Exchange and Redemption Information  49

Distributions and Taxes                                   49

FMR                                                       50

Trustees and Officers                                     50

Management Contracts                                      52

Distribution and Service Plans                            57

Contracts with FMR Affiliates                             58

Description of the Trusts                                 58

Financial Statements                                      59

Appendix                                                  59

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
INVESTMENT SUB-ADVISER
   Fidelity Investments Money Management, Inc. (FIMM) (money market funds)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
UMB Bank, n.a. (UMB)
and Fidelity Service Company, Inc. (FSC)
CMS-ptb-0498   701985
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
A fund's fundamental investment policies and limitations cannot be
changed without approval by a "majority of the outstanding v   oting
securities" (as defined in the Investment Company Act of 1940 (the
1940 Act)) of the fund.     However, except for the fundamental
investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.
INVESTMENT LIMITATIONS OF FIDELITY CALIFORNIA MUNICIPAL MONEY MARKET
FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) make short sales of securities (unless it owns or by virtue of its ownership of other securities has the right to obtain securities equivalent in kind and amount to the securities sold);
(3) purchase any securities on margin;
(4) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three business days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(5) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(6) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry;
(7) purchase or sell real estate, but this shall not prevent the fund from investing in municipal bonds or other obligations secured by real estate or interests therein;
(8) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments;
(9) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of debt securities or to repurchase agreements); or
(10) invest in oil, gas or other mineral exploration or development programs.
(11) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse
repurchase agreements with any party (reverse repurchase    agreements
are treated as borrowings for purposes of fundamental investment limitation (4)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies and limitations as the fund.
For purposes of limitations (6) and (i), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.
For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter
M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.
   With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the policies on quality and maturity, see the section entitled "Quality and Maturity" on page .
INVESTMENT LIMITATIONS OF SPARTAN CALIFORNIA MUNICIPAL MONEY MARKET
FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others (except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities; or
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) In order to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse
repurchase agreements with any party (reverse repurchase    agreements
are trea    ted as borrowings for purposes of fundamental investment
limitation (2)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.
(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitations (4) and (i), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.
For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.
   With respect to limitation (v), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the policies on quality and maturity, see the section entitled "Quality and Maturity" on page .
INVESTMENT LIMITATIONS OF SPARTAN CALIFORNIA MUNICIPAL INCOME FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business;
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse
repurchase agreements with any party (reverse repurchase    agreements
are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.
(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitations (4) and (i), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.
For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter
M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.
   With respect to limitation (v), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the bond fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal.
AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with
financial institutions that are, or may be considered to    be,
"affiliated persons" of the fund under the 1940 Act. These
transactions may involve repurchase agreements with cust    odian
banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
   DELAYED-DELIVERY TRANSACTIONS. Securities may be bought and sold on
a delayed-delivery or when-issued basis.     These transactions
involve a commitment to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. The bond fund may receive fees or price concessions for entering into delayed-delivery transactions.
   When purchasing securities on a delayed-delivery basis, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition
to the risks associated with a fund's investments. If a fun    d
remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, a fund will set aside appropriate liquid assets in a segregated custodial account to cover the purchase obligations. When a fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.
A fund may renegotiate a delayed delivery transaction and may sell
   the     underlying securities before delivery, which may result in capital gains or losses for the fund.
       FEDERALLY TAXABLE SECURITIES.    Under normal conditions, a
municipal fund does not intend to invest in securities whose interest is federally taxable. However, from time to time on a temporary basis, a municipal fund may invest a portion of its assets in fixed-income securities whose interest is subject to federal income tax.
   Should a municipal fund invest in federally taxable securities, it would purchase securities that, in FMR's judgment, are of high quality. These would include securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, obligations of domestic banks, and repurchase agreements. A municipal bond fund's
standards for high-quality, taxable securiti    es are essentially the
same as those described by Moody's Investors Service, Inc. (Moody's) in rating corporate obligations within its two highest ratings of Prime-1 and Prime-2, and those described by Standard & Poor's (S&P) in rating corporate obligations within its two highest ratings of A-1 and A-2.
A municipal money market fund will purchase taxable securities only if they meet its quality requirements.
Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before the California legislature that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected and the Trustees would reevaluate the fund's investment objectives and policies.
F   UTURES AND OPTIONS.     The following paragraphs pertain to
futures and options: Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.
   ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS    . The funds
will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
   COMBINED POSITIONS     i   nvolve purchasing and writing options in
combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a
combined position whose risk and return characterist    ics are
similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of
types of exchange-traded options and futures contracts,    it is
likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the
options or futures position will not track the performance     of the
fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
   FUTURES CONTRACT    S.    In purchasing a futures contract, the
buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is
fixed when the buyer and seller enter into the contract. Som    e
currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices such as the Bond Buyer Municipal Bond Index. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The bond fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets, before engaging in any purchases or sales of futures contracts or options on futures contracts. The fund intends to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the fund can commit assets to initial margin deposits and option premiums.
In addition, the bond fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on the    bond     fund   '    s investments in
futures contracts and options, and the fund's policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or
downward more than the limit in a g   iven day. On volatile trading
days when the price fluctuation limit is reached or a trading halt is
imposed, it may be imposs    ible to enter into new positions or close
out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options
(options not traded on exchanges) generally are    established through
negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve
greater credit risk than exchange-trad    ed options, which are
guaranteed by the clearing organization of the exchanges where they are traded.
PURCHASING PUT A   ND CALL OPT    IONS. By purchasing a put option,
the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of
underlying instruments, including specific securities,    indices of
securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss
(limited to    the amount of the premium, plus related transaction
costs    ).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
       WRITING PUT AND CALL OPTIONS.    The writer of a put or call
option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Wr   iting a call option obligates the writer to sell or deliver the
option's underlying instrument, in return for the strike price    ,
upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and
(5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
For the money market funds, FMR may determine some restricted securities and municipal lease obligations to be illiquid.
   For the bond fund, investments currently considered by FMR to be
illiquid include over-the-counter options. Also, FMR     may determine
some restricted securities and municipal lease obligations to be illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
   In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. For the money market funds, illiquid investments are valued by this method for purposes of monitoring amortized cost valuation.
       INDEXED SECURITIES    are instruments whose prices are indexed
to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Indexed securities may have principal payments as well as coupon payments that depend on the performance of one or more interest rates. Their coupon rates or principal payments may change by several percentage points for every 1% interest rate change.
The performance of indexed securities depends to a great extent on the
performance of the security or other instrument to    which they are
indexed, and may also be influenced by interest rate changes. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated
with the issuer of the security, and t    heir values may decline
substantially if the issuer's creditworthiness deteriorates.
       INTERFUND BORROWING AND LENDING PROGRAM.    Pursuant to an
exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates; however, municipal funds currently intend to participate in this program only as borrowers. A fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.
       INVERSE FLOATERS    have variable interest rates that typically
move in the opposite direction from movements in prevailing short-term interest rate levels - rising when prevailing short-term interest rates fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities.
       LOWER-QUALITY DEBT SECURITIES.    Lower-quality debt securities
have poor protection with respect to the payment of interest and repayment of principal. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
   The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.
   A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
       MONEY MARKET SECURITIES    are high-quality, short-term
obligations. Money market securities may be structured or may employ a trust or other similar structure so that they are eligible investments
for money market funds. For example,     put features can be used to
modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.
MUNICIPAL LEASES and participation interests therein may take the form of a lease, an installment purchase, or a conditional sale contract and are issued by state and local governments and authorities to
acquire land or a wide variety of equipment and    facilities.
Generally, a fund will not hold these obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the purchaser a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the issue.
Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations.
MUNICIPAL MARKET DISRUPTION RISK. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund, making it more difficult for a money market fund to maintain a stable net asset value per share. MUNICIPAL SECTORS:
ELECTRIC UTILITIES. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand,
(d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases, and (f) opposition to nuclear power.
HOUSING. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.
WATER AND SEWER. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer's importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.
PUT FEATURES entitle the holder to sell a security back to the issuer or a third party at any time or at specified intervals. They are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender options are types of put features.
       QUALITY AND MATURITY        (MONEY MARKET FUNDS ONLY).
Pursuant to procedures adopted by the Board of Trustees, the funds may purchase only high-quality securities that FMR believes present minimal credit risks. To be considered high-quality, a security must be rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security); or, if unrated, judged to be of equivalent quality by FMR.
High-quality securities are divided into "first tier" and "second tier" securities. First tier securities are those deemed to be in the highest rating category (e.g., Standard & Poor's SP-1), and second tier securities are those deemed to be in the second highest rating category (e.g., Standard & Poor's SP-2).
   Each fund currently intends to limit its investments to securities with remaining maturities of 397 days or less, and to maintain a dollar-weighted average maturity of 90 days or less. When determining
the maturity of a security, each fund may look to     an interest rate
reset or demand feature.
   REFUNDING CONTRACTS.     Se   curities may be purchased on a
when-issued basis in connection with the refinancing     of an
issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and a purchaser to buy refunded municipal obligations
at a    stated price and yield on a settlement date that may be
several months or several years in the future. A purchaser generally will not be obligated to pay the full purchase price if the issuer fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the
issuer (currently 15-20% of the purchase price). A purchaser m    ay
secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract. When required by SEC guidelines, a fund will place liquid assets in a segregated custodial account equal in amount to its obligations under refunding contracts. REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the
purchase price plus an agreed-upon incre   mental amount which is
unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a
bank, marked-to-market daily,     and maintained at a value at least
equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the
underlying security will be    less than the resale price, as well as
delays and costs to a fund in connection with bankruptcy proceedings),
the funds wil    l engage in repurchase agreement transactions with
parties whose creditworthiness has been reviewed and found
satisfactory by FMR.
RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. However, in general, the money market funds anticipate holding restricted securities to maturity or selling them in an exempt transaction.
       REVERSE REPURCHASE AGREEMENTS.    In a reverse repurchase
agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. While a reverse repurchase agreement is outstanding, a fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.
SOURCES OF CREDIT OR LIQUIDITY SUPPORT. FMR may rely on its evaluation of the credit of a bank or other entity in determining whether to purchase a security supported by a letter of credit guarantee, put or demand feature, insurance or other source of credit or liquidity. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment.
STANDBY COMMITMENTS are puts that entitle holders to same-day
settlement at an exercise price equal to the amortized cost of    the
underlying security plus accrued interest, if any, at the time of
exercise. A fund may acquire standby commitments to e    nhance the
liquidity of portfolio securities.
Ordinarily a fund will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the fund would pay a higher price for the securities acquired, thus reducing their yield to maturity.
Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. FMR may rely upon its evaluation of a bank's credit in
determining whether to purchase an instrument supported     by a
letter of credit. In evaluating a foreign bank's credit, FMR will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.
Standby commitments are subject to certain risks, including the
ability of issuers of standby commitments to pay for securities    at
the time the commitments are exercised; the fact that standby
commitments are not generally marketable; and the possibi    lity that
the maturities of the underlying securities may be different from those of the commitments.
   TENDER OPTION BONDS     are created by coupling an intermediate- or
long-term, fixed-rate, municipal bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a fund effectively holds a demand obligation that bears interest at the
prevailing short-term tax-exempt    rate. In selecting tender option
bonds, FMR will consider the creditworthiness of the issuer of the
underlying bond, the custo    dian, and the third party provider of
the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.
VARIABLE AND FLOATING RATE SECURITIES provide for periodic adjustments
   in     the interest rate paid on the security. Variable rate
securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.
   In many instances bonds and participation interests have tender options or demand features that permit the holder to tender (or put) the bonds to an institution at periodic intervals and to receive the principal amount thereof. Variable rate instruments structured in this fashion are considered to be essentially equivalent to other variable rate securities. The IRS has not ruled whether the interest on these instruments is tax-exempt. Fixed-rate bonds that are subject to third party puts and participation interests in such bonds held by a bank in trust or otherwise may have similar features.
       ZERO COUPON BONDS    do not make interest payments; instead,
they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.
   SPECIAL CONSIDERATIONS REGARDING CALIFORNIA
Certain California constitutional amendments, legislative measures, executive orders, administrative regulations, and voter initiatives, as discussed below, could adversely affect the market values and marketability of, or result in default of, existing obligations, including obligations that may be held by a fund. Obligations of the state or local governments may also be affected by budgetary pressures affecting the State of California (the State) and economic conditions in the State. Interest income to a fund could also be adversely affected. The following discussion highlights only some of the more significant financial trends and problems, and is based on information drawn from official statements and prospectuses relating to securities offerings of the State, its agencies, or instrumentalities, as available as of the date of this SAI. FMR has not independently verified any of the information contained in such official statements and other publicly available documents, but is not aware of any fact which would render such information inaccurate.
CONSTITUTIONAL LIMITATIONS ON TAXES, OTHER CHANGES AND APPROPRIATIONS LIMITATION ON PROPERTY TAXES. Certain obligations held by the funds may be obligations of issuers that rely in whole or in part, directly or indirectly, on AD VALOREM property taxes as a source of revenue. The taxing powers of local governments and districts are limited by
Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Proposition 13 limits to 1% of full cash value the rate of AD VALOREM property taxes on real property and generally restricts the increase in taxes upon reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise AD VALOREM taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.
Under Article XIIIA, the basic 1% AD VALOREM tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975 if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but on June 18, 1992, the U.S. Supreme Court announced a decision upholding Proposition 13.
Article XIIIA prohibits local governments from raising revenues through AD VALOREM property taxes above the 1% limit; it also requires voters of any government unit to give 2/3 approval to levy any "special tax." However, court decisions allowed non-voter-approved levies of "general taxes" which were not dedicated to a specific use. LIMITATIONS ON OTHER TAXES, FEES AND CHARGES. On November 5, 1996, the voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.
Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote. Further, any general purpose tax which was imposed, extended or increased without voter approval after December 31, 1994, must be approved by a majority vote within two years.
Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting "fees" and "charges," defined for purposes of
Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property-related service." All new and existing property-related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property-related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property-related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property-related" for purposes of Article XIIID), no property-related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.
In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.
The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the outcome of such determinations. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some ratings of California cities and counties have been, and others may be, reduced.
APPROPRIATIONS LIMITS. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges, or other fees to the extent that such proceeds exceed the cost of providing the product or service; but " proceeds of taxes" for local governments exclude most State subventions. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds, including bond proceeds.
Among the expenditures not included in the Article XIIIB appropriations limit are: (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters; (2) appropriations arising from certain emergencies declared by the Governor; (3) appropriations for certain capital outlay projects; and (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees.
The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized by Proposition 111 to follow more closely growth in the State's economy. For the 1990-91 fiscal year, each unit of government has recalculated its appropriations limit by taking the actual 1986-87 limit and applying the Proposition 111 annual adjustments forward to 1990-91. This was expected to raise the limit in most cases.
Under Proposition 111, "excess" revenues are measured over a two-year cycle. With respect to local governments, excess revenues must be returned by a revision of tax rates or fee schedules within the two subsequent fiscal years. The appropriations limit for a local government may be overridden by referendum under certain conditions for up to four years at a time. With respect to the State, 50% of any excess revenues is to be distributed to K-12 school and community college districts (collectively, K-14 districts) and the other 50% is to be refunded to taxpayers.
In the years immediately following enactment, very few California governmental entities operated near their appropriations limit. In the mid-to-late 1980's, many entities were at or approaching their limit, and several successfully obtained voter approval for four-year waivers of the limit. Since Proposition 111, the appropriations limit has again ceased to be a practical limit on California governments, but this condition may change in the future. During fiscal year 1986-87, State receipts from proceeds of taxes exceeded its appropriations limit by $1.138 billion, which was returned to taxpayers. Since that time, appropriations subject to limitation were under the State limit. The 1996-97 Budget provided for State appropriations more than $7.0 billion under the limit for fiscal year 1996-97.
OBLIGATIONS OF THE STATE OF CALIFORNIA
   As of January 1, 1998, the State had approximately $18.6 billion of general obligation bonds outstanding (including $986 million of commercial paper notes which were intended to be refinanced by future bond sales), and $6.9 billion remained authorized but unissued. In addition, the State had outstanding lease-purchase obligations, payable from the State's General Fund, of approximately $6.4 billion, and $1.4 billion authorized and unissued. State voters approved about $6.4 billion of new bonds in two elections in 1996. Of the State's outstanding general obligation debt, approximately 21% is presently self-liquidating (for which program revenues are anticipated to be sufficient to reimburse the General Fund for debt service payments). In fiscal year 1996-97, debt service on general obligation bonds and lease-purchase debt was approximately 5.0% of General Fund revenues. The State has paid the principal of and interest on its general obligation bonds, lease-purchase debt, and short-term obligations when due.
ECONOMY
The State's economy is the largest among the 50 states and one of the largest in the world. The State's population grew by 27% in the 1980s and, at over 32 million, it now represents over 12% of the total U.S. population. Total personal income in the State, at an estimated $810 billion in 1996, accounts for more than 12% of all personal income in the nation. Total employment in 1995 was over 14 million, the majority of which is in the service, trade, and manufacturing sectors.
From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), and financial services, among others, were all severely affected, particularly in Southern California. Job losses were the worst of any post-war recession. Employment levels stabilized by late 1993 and steady growth has occurred since the start of 1994; pre-recession job levels were reached in early 1996. Unemployment, while higher than the national average, came down significantly from the January 1994 peak of 10%.
Economic indicators show a    steady recovery underway in California
since the start of 1994 particularly in export-related industries, high technology manufacturing and services, construction, entertainment and tourism. The Asian economic difficulties may have some dampening effect on the state's economy. Any delay or reversal of the economic recovery may cause a recurrence of revenue shortfalls for
the State    .
RECENT STATE FINANCIAL RESULTS
   The principal sources of State General Fund revenues in 1996-97 were the California personal income tax (47% of total revenues), the sales tax (34%), bank and corporation taxes (12%), and the gross premium tax on insurance (2%). The State maintains a Special Fund for Economic Uncertainties (the SFEU), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance. Because of the recession starting in 1990-91, the SFEU has not had a significant positive balance in this decade until the 1996-97 Fiscal Year. It is projected to be less than one-half of one percent of General Fund revenues in 1997-98 and 1998-99.
Throughout the 1980s, State spending increased rapidly as the State population and economy also grew rapidly, including many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a 2/3 vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35%).
Since the start of fiscal year 1990-91 until fiscal year 1995-96, the State faced adverse economic, fiscal, and budget conditions. The economic recession seriously affected State tax revenues. It also caused increased expenditures for health and welfare programs. The State is also facing a structural imbalance in its budget with the largest programs supported by the General Fund (education, health, welfare and corrections) growing at rates significantly higher than the growth rates for the principal revenue sources of the General Fund. These structural concerns will continue in future years; in particular, it is anticipated that there will be a need to increase capital and operating costs of the correctional system in response to a "Three Strikes" law enacted in 1994 which mandates life imprisonment for certain felony offenders.
RECENT BUDGETS. As a result of these factors, among others, from the late 1980s until 1992-93 the State had a period of nearly chronic budget imbalance, with expenditures exceeding revenues in four out of six years, and the State accumulated and sustained a budget deficit in the SFEU approaching $2.8 billion at its peak at June 30, 1993. For several years, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance and to close large "budget gaps" which were identified. The Legislature and Governor eventually agreed on a number of different steps to produce Budget Acts in the years 1991-92 to 1994-95, (although not all these actions were taken in each year):
(small solid bullet) significant cuts in health and welfare program expenditures;
(small solid bullet) transfers of program responsibilities and some funding sources from the State to local governments, coupled with some reduction in mandates on local government;
(small solid bullet) transfer of about $3.6 billion in annual local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing state funding for schools;
(small solid bullet) reduction in growth of support for higher education programs, coupled with increases in student fees;
(small solid bullet) revenue increases (particularly in the fiscal year 1991-92 budget), most of which were for a short duration;
(small solid bullet) increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to undocumented aliens (although these efforts have produced much less federal aid than the State Administration had requested); and
(small solid bullet) various one-time adjustment and accounting changes.
   The combination of stringent budget actions cutting State expenditures, and the turnaround of the economy by late 1993, finally led to the restoration of positive financial results, with revenues equaling or exceeding expenditures starting in fiscal year 1992-1993. As a result, the accumulated budget deficit of about $2.8 billion was eliminated by June 30, 1997, when the State showed a positive balance of about $408 million, on a budgetary basis, in the SFEU.
   A consequence of the accumulated budget deficits in the early 1990's, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. The State's cash condition became so serious that from late spring 1992 until 1995, the State had to rely on issuance of short term notes which matured in a subsequent fiscal year to finance its ongoing deficit, and pay current obligations. For a two-month period in the summer of 1992, pending adoption of the annual Budget Act, the State was forced to issue registered warrants (IOUs) to some of its suppliers, employees and other creditors. The last of these deficit notes was repaid in April, 1996.
   The 1995-96 and 1996-97 Budget Acts reflected significantly improved financial conditions, as the State's economy recovered and tax revenues soared above projections. Over the two years, revenues averaged about $2 billion higher than initially estimated. Most of the additional revenues were allocated to school funding, as required by Proposition 98, and to make up shortfalls in federal aid for health and welfare costs and costs of illegal aliens. The budgets for both these years showed strong increases in funding for K-14 public education, including implementation of initiatives to reduce class sizes for lower elementary grades to not more than 20 pupils. Higher education funding also increased. Spending for health and welfare programs was kept in check, as previously-implemented cuts in benefit levels were retained.
   The final results for fiscal year 1996-97 showed General Fund revenues of $49.2 billion and expenditures of $48.9 billion. The improved revenues allowed the repayment of the last of the recession-induced budget deficits; the SFEU had a balance of $408 million on a budgetary basis ($281 million on a cash basis) as of June 30, 1997, the first significant positive balance in the decade. In 1996-97, the State implemented its regular cash flow borrowing program with the issuance of $3.0 billion of Revenue Anticipation Notes which matured on June 30, 1997, and did not require any external borrowing over the end of the fiscal year.
   Fiscal Year 1997-98 Budget. With continued strong economic recovery and surging tax receipts, the State entered the 1997-98 Fiscal Year in the strongest financial position in the decade. However, in May 1997, the California Supreme Court ruled that the State had acted illegally in 1993 and 1994 by using a deferral of payments to the Public Employees Retirement Fund to help balance earlier budgets. In response to this court decision, the Governor ordered an immediate repayment to the Retirement Fund of about $1.235 billion, which was made in late July, 1997, and substantially "used up" the expected additional revenues for the fiscal year.
   On August 18, 1997, the Governor signed the 1997-98 Budget Act. The Budget Act assumes General Fund revenues and transfers of $52.5 billion, and contains expenditures of $52.8 billion. As a result, the budget reserve (SFEU) is reduced to an estimated $112 million at June 30, 1998. The Budget Act also contains $14.4 million of Special Fund expenditures. Following enactment of the Budget Act, the State plans to carry out its normal annual cash flow borrowing, totaling $3.0 billion to mature June 30, 1998.
   The 1997-98 Budget Act provides another year of rapidly increasing funding for K-14 public education. Total General Fund support will reach $5,150 per pupil, more than 20% higher than the recession-period levels which were in effect as late as fiscal year 1993-94. The $1.75 billion in new funding will be spent on class size reduction and other initiatives, as well as fully funding growth and cost of living increases. Support for higher education units in the State also increased by about 6 percent. Because of the pension payment, most other State programs were funded at levels consistent with prior years, and several initiatives had to be dropped. These included additional assistance to local governments, state employee raises, and funding of a bond bank.
   Part of the 1997-98 Budget Act was completion of State welfare reform legislation to implement the new federal law passed in 1996. The new State program, called "CalWORKs," to become effective January 1, 1998, will emphasize programs to bring aid recipients into the workforce. As required by federal law, new time limits will be placed on receipt of welfare aid. Grant levels for 1997-98 remain at the reduced, prior years' levels.
   Although, as noted, the 1997-98 Budget Act projects a budget reserve in the SFEU of $112 million on June 30, 1998, the General Fund fund balance on that date also reflects $1.25 billion of "loans" which the General Fund made to local schools in the recession years, representing cash outlays above the mandatory minimum funding level. Settlement of litigation over these transactions in July 1996 calls for repayment of these loans over the period ending in 2001-02, about equally split between outlays from the General Fund and from schools' entitlements. the 1997-98 Budget Act contained a $200 million appropriation from the General Fund toward this settlement.
   Updated figures from the Department of Finance, released in early January, 1998, project both revenues and expenditures will be higher in 1997-98 than estimated when the Budget Act was passed, reflecting continued strong economic activity. The Department projects the SFEU at June 30, 1998 will be approximately $329 million.
       PROPOSED 1998-99 FISCAL YEAR BUDGET.    The Governor released
his proposed FY 1998-99 Budget on January 9, 1998. It projected General Fund revenues and transfers of $55.4 billion, an increase of almost 5% over 1997-98. Revenue losses due to tax cuts enacted in late 1997 were expected to be offset by higher capital gains realizations. The Governor proposed expenditures of $55.4 billion, also an almost 5% increase from the prior year. The Governor's Budget proposes significant additional funding for K-12 schools under Proposition 98, as well as additional funding for higher education, with a proposed reduction of college student fees. State and federal funds will be used in the new CalWORKS welfare program, with projections of a fourth consecutive year of caseload decline. The Governor has proposed a large capital expenditure program, focusing on schools and universities, but also including corrections, environmental and general government projects. These proposals would require approval of almost $10 billion of new general obligation bonds over the next six years. All of the Governor's proposals will be reviewed by the Legislature as part of the annual budget process.
   The State's financial difficulties for the past budget years and other factors noted above will result in continued pressure upon almost all local governments, especially those which depend on State aid, such as school districts and counties. While recent budgets included both permanent tax increases and actions to reduce costs of state government over the longer term, the Governor and other analysts have noted that structural imbalances still exist, and there can be no assurance that the State will not face budget gaps in the future.
   The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels which had existed prior to the recession. In 1996, Fitch and Standard & Poor's raised their ratings of California's general obligation bonds, which are currently assigned ratings of "A+" from Standard & Poor's, "A1" from Moody's and "AA-" from Fitch. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to creditworthiness of obligations issued by the state of California, and that there is no obligation on the part of the state to make payment on such local obligations in the event of default.
   OBLIGATIONS OF OTHER CALIFORNIA ISSUERS
       STATE ASSISTANCE.    Property tax revenues received by local
governments declined more than 50% following passage of Proposition
13. Subsequently, the State's Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies; the reallocation of certain State revenues to local agencies; and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund totaled approximately $36.6 billion in fiscal year 1996-97 (over 70% of General Fund expenditures) and has been budgeted at $38.8 billion for fiscal year 1997-98, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.8 billion of annual property tax revenues to school districts, representing reversal of the post-Proposition 13 "bailout" aid.
   Legislation enacted in late 1997 provides for the State to take over financial responsibility for funding trial courts throughout the State. This is estimated to save counties and cities a total of over $350 million annually.
To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. A number of counties both rural and urban, have indicated that their budgetary condition is extremely serious. At the start of fiscal year 1995-96, Los Angeles County ("L.A. County") the largest county in the State, was forced to impose significant cuts in services and personnel, particularly in the health care system, in order to balance its budget. L.A. County's debt was downgraded by Moody's and S&P in the summer of 1995. Orange County, which recently emerged from federal bankruptcy protection, has substantially reduced services and personnel in order to live within much reduced means. A school district (Richmond Unified) filed for protection under bankruptcy laws several years ago, but the petition was later dismissed; other school districts have indicated financial stress, although none has threatened bankruptcy.
   Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August, 1997 in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the "Welfare-to-Work" programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide "general assistance" for able-bodied indigents who are ineligible for other welfare programs. The long-term financial impact of the new CalWORKS system on local governments is still unknown.
ASSESSMENT BONDS. Municipal obligations which are assessment bonds or Mello-Roos bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds. CALIFORNIA LONG-TERM LEASE OBLIGATIONS. Certain State long-term lease obligations, though typically payable from the General Fund of the municipality, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common causes of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due.
Several years ago the Richmond Unified School District (District) entered into a lease transaction in which certain existing properties of the District were sold and leased back in order to obtain funds to cover operating deficits. Following a fiscal crisis in which the District's finances were taken over by a State receiver (including a brief period under bankruptcy court protection), the District failed to make rental payments on this lease, resulting in a lawsuit by the Trustee for the Certificate of Participation holders. One of the defenses raised in answer to this lawsuit was the invalidity of the original lease transaction. The trial court upheld the validity of the District's lease, and the case has been settled. However, any future judgment in a similar case against the position taken by the Trustee may have implications for lease transactions of a similar nature by other State entities.
OTHER CONSIDERATIONS. The repayment of Industrial Development Securities secured by real property may be affected by State laws limiting foreclosure rights of creditors. Health Care and Hospital Securities may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.
Limitations on AD VALOREM property taxes may particularly affect "tax allocation" bonds issued by State redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (for example, because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on State tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.
Proposition 87, approved by State voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of Tax Allocation Securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.
Substantially all of the State is within an active geologic region subject to major seismic activity. Any California municipal obligation held by the fund could be affected by an interruption of revenues because of damaged facilities or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.
Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution (described briefly above), the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and the cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these provisions, or the outcome of any pending litigation with respect to those provisions on State obligations held by the fund or on the ability of the State or local governments to pay debt service on such obligations. Legislation has been or may be introduced (either in the State Legislature or by initiative) which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of State and local governments to impose new taxes or increase existing taxes. It is not presently possible to predict the extent to which any such legislation will be enacted, or if enacted, how it would affect California municipal obligations. It is also not presently possible to predict the extent of future allocations of State revenues to local governments or the abilities of State or local governments to pay the interest on, or repay the principal of, such California municipal obligations in light of future fiscal circumstances.
   SPECIAL CONSIDERATIONS REGARDING PUERTO RICO
The following highlights some of the more significant financial trends and problems affecting the Commonwealth of Puerto Rico (the Commonwealth or Puerto Rico), and is based on information drawn from official statements and prospectuses relating to the securities offerings of Puerto Rico, its agencies and instrumentalities, as available on the date of this SAI. FMR has not independently verified any of the information contained in such official statements, prospectuses, and other publicly available documents, but is not aware of any fact which would render such information materially inaccurate. The economy of Puerto Rico is closely linked to that of the United States. In fiscal 1995, trade with the United States accounted for approximately 89% of Puerto Rico's exports and approximately 65% of its imports. In this regard, in fiscal 1995 Puerto Rico experienced a $4.6 billion positive adjusted merchandise trade balance.
Since fiscal 1985, personal income, both aggregate and per capita, has increased consistently each fiscal year. In fiscal 1995, aggregate personal income was $27.0 billion ($26.2 billion in 1992 prices) and personal per capita income was $7,296 ($7,074 in 1992 prices). Gross domestic product in fiscal 1992 was $23.7 billion and gross product in fiscal 1996 was $30.2 billion; ($26.7 billion in 1992 prices). This represents an increase in gross product of 27.5% from fiscal 1992 to 1996 (12.7% in 1992 prices). For fiscal 1997, an increase in gross domestic product of 2.7% over fiscal 1996 is forecasted. However, actual growth in the Puerto Rico economy will depend on several factors including the condition of the U.S. economy, the exchange value of the U.S. dollar, the price stability of oil imports, any increase or decrease in the number of visitors to the island, the level of exports, the level of federal transfers, and the cost of borrowing.
Puerto Rico's economy continued to expand throughout the five-year period from fiscal 1992 through fiscal 1996. Almost every sector of the economy participated, and record levels of employment were achieved. Factors behind the continued expansion included government-sponsored economic development programs, periodic declines in the exchange value of the U.S. dollar, the level of federal transfers, and the relatively low cost of borrowing funds during the period.
Puerto Rico has made marked improvements in fighting unemployment. Unemployment is at a low level compared to that of the late 1970s, but it still remains significantly above the U.S. average and has been increasing in recent years. Despite long-term improvements, the unemployment rate rose from 16.5% to 16.8% from fiscal 1992 to fiscal 1993. However, by the end of fiscal 1994, the unemployment rate dropped to 15.9% and as of the end of fiscal 1996, stands at 13.8%. Despite this downturn, there is a possibility that the unemployment rate will increase.
Manufacturing is the largest sector in the economy accounting for $17.7 billion or 41.8% of gross domestic product in fiscal 1995. Manufacturing has experienced a basic change over the years as a result of the influx of higher wage, high technology industries such as the pharmaceutical industry, electronics, computers, microprocessors, scientific instruments and high technology machinery. The service sector, which includes finance, insurance, real estate, wholesale and retail trade, hotels and related services and other services, ranks second in its contribution to gross domestic product and is the sector that employs the greatest number of people. In fiscal 1995, the service sector generated $15.9 billion in gross domestic product or 37.5% of the total. Employment in this sector grew from 449,000 in fiscal 1992 to 527,000 in fiscal 1996, a cumulative increase of 17.6%, which increase was greater than the 11.8% cumulative growths in employment over the same period, providing 46.7% of total employment. The government sector of the Commonwealth plays an important role in the economy of the island. In fiscal year 1995, the government accounted for $4.5 billion or 10.6% of Puerto Rico's gross domestic product and provided 21.7% of the total employment. Tourism also contributes significantly to the island economy, accounting for $1.8 billion of gross domestic product in fiscal 1995. The present administration has developed and is implementing a new economic development program which is based on the premise that the private sector should provide the primary impetus for economic development and growth. This new program, which is referred to as the New Economic Model, promotes changing the role of the government from one of being a provider of most basic services to that of a facilitator for private sector initiatives and encourages private sector investment by reducing government-imposed regulatory restraints.
The New Economic Model contemplates the development of initiatives that will foster private investment in, and private management of, sectors that are served more efficiently and effectively by the private enterprise. One of these initiatives has been the adoption of a new tax code intended to expand the tax base, reduce top personal and corporate tax rates, and simplify the tax system.
The New Economic Model also seeks to identify and promote areas in which Puerto Rico can compete more effectively in the global markets. Tourism has been identified as one such area because of its potential for job creation and contribution to the gross product. In 1993, a new Tourism Incentives Act and a Tourism Development Fund were implemented in order to provide special tax incentives and financing for the development of new hotel projects and the tourism industry. As a result of these initiatives, new hotels have been constructed or are under construction which have increased the number of hotel rooms on the island from 8,415 in fiscal 1992 to 10,345 in fiscal 1996 and to 12,250 by the end of fiscal 1997.
The New Economic Model also seeks to reduce the size of the government's direct contribution to gross domestic product. As part of this goal, the government has transferred certain governmental operations and sold a number of its assets to private parties. Among these are: (i) the sale of the assets of the Puerto Rico Maritime Authority; (ii) the execution of a five-year management agreement for the operation and management of the Aqueducts and Sewer Authority by a private company; (iii) the execution by the Aqueducts and Sewer Authority of a construction and operating agreement with a private consortium for the design, construction, and operation of an approximately 75 million gallon per day water pipeline to the San Juan metropolitan area from the Dos Bocas reservoir in Utuado; and (iv) the execution by the Electric Power Authority of power purchase contracts with private power producers under which two cogeneration plants (with a total capacity of 800 megawatts) will be constructed.
As part of the government's program to facilitate the provision of private health services, in 1994 a new health insurance program was started in the Fajardo region to provide qualifying Puerto Rico residents with comprehensive health insurance coverage. In conjunction with this program certain public health facilities are being privatized. The administration's goal is to provide universal health insurance for such qualifying residents. The total cost of this program will depend on the number of municipalities included and the total number of participants. As of June 30, 1996, over 760,000 persons were participating in the program at an annual cost to the Commonwealth of approximately $296 million.
One of the factors assisting the development of the manufacturing sector in Puerto Rico has been the federal and Commonwealth tax incentives available, most notably section 936 of the Internal Revenue Code of 1986, as amended ("Section 936") and the Commonwealth's Industrial Incentives Program. The Industrial Incentives Program, through the 1987 Industrial Incentives Act, grants corporations engaged in certain qualified activities a fixed 90% exemption from Commonwealth income and property taxes and a 60% exemption from municipal license taxes during a 10, 15, 20, or 25 year period depending on location.
For many years, U.S. companies operating in Puerto Rico enjoyed a special tax credit that was available under Section 936 of the Code. Originally, the credit provided an effective 100% federal tax exemption for operating and qualifying investment income from Puerto Rico sources. Amendments to Section 936 made in 1993 (the "1993 Amendments") instituted two alternative methods for calculating the tax credit and limited the amount of the credit that a qualifying company could claim. These limitations are based on a percentage of qualifying income (the "percentage of income limitation") and on qualifying expenditures on wages and other wage related benefits (the "economic activity limitation" or "wage credit limitation"). As a result of amendments incorporated in the Small Business Job Protection Act of 1996 enacted by the U.S. Congress and signed into law by President Clinton on August 20, 1996 (the "1996 Amendments"), the tax credit is now being phased out over a ten-year period for existing claimants and is no longer available for corporations that establish operations in Puerto Rico after October 13, 1995 (including existing
Section 936 Corporations (as defined below) to the extent substantially new operations are established in Puerto Rico). The 1996 Amendments also moved the credit based on the economic activity limitation to Section 30A of the Code and phased it out over 10 years. In addition, the 1996 Amendments eliminated the credit previously available for income derived from certain qualified investments in Puerto Rico. The Section 30A Credit and the remaining Section 936 credit are discussed below.
SECTION 30A. The 1996 Amendments added a new Section 30A to the Code.
Section 30A permits a "qualifying domestic corporation" ("QDC") that meets certain gross income tests (which are similar to the 80% and 75% gross income tests of Section 936 of the Code discussed below) to claim a credit (the "Section 30A Credit") against the federal income tax imposed on taxable income derived from sources outside the United States from the active conduct of a trade or business in Puerto Rico or from the sale of substantially all the assets used in such business ("possession income").
A QDC is a U.S. corporation which (i) was actively conducting a trade or business in Puerto Rico on October 13, 1995, (ii) had a Section 936 election in effect for its taxable year that included October 13, 1995, (iii) does not have in effect an election to use the percentage limitation of Section 936(a)(4)(B) of the Code, and (iv) does not add a "substantial new line of business."
The Section 30A Credit is limited to the sum of (i) 60% of qualified possession wages as defined in the Code, which includes wages up to 85% of the maximum earnings subject to the OASDI portion of Social Security taxes plus an allowance for fringe benefits of 15% of qualified possession wages, (ii) a specified percentage of depreciation deductions ranging between 15% and 65%, based on the class life of tangible property, and (iii) a portion of Puerto Rico income taxes paid by the QDC, up to a 9% effective tax rate (but only if the QDC does not elect the profit-split method for allocating income from intangible property).
A QDC electing Section 30A of the Code may compute the amount of its active business income, eligible for the Section 30A Credit, by using either the cost sharing formula, the profit-split formula, or the cost-plus formula, under the same rules and guidelines prescribed for such formulas as provided under Section 936 (see discussion below). To be eligible for the first two formulas, the QDC must have a significant presence in Puerto Rico.
In the case of taxable years beginning after December 31, 2001, the amount of possession income that would qualify for the Section 30A Credit would be subject to a cap based on the QDC's possession income for an average adjusted base period ending before October 14, 1995.
Section 30A applies only to taxable years beginning after December 31, 1995 and before January 1, 2006.
SECTION 936. Under Section 936 of the Code, as amended by the 1996 Amendments, and as an alternative to the Section 30A Credit, U.S. corporations that meet certain requirements and elect its application ("Section 936 Corporations") are entitled to credit against their U.S. corporate income tax, the portion of such tax attributable to income derived from the active conduct of a trade or business within Puerto Rico ("active business income") and from the sale or exchange of substantially all assets used in the active conduct of such trade or business. To qualify under Section 936 in any given taxable year, a corporation must derive for the three-year period immediately preceding the end of such taxable year, (i) 80% or more of its gross income from sources within Puerto Rico, and (ii) 75% or more of its gross income from the active conduct of a trade or business in Puerto Rico.
Under Section 936, a Section 936 Corporation may elect to compute its active business income, eligible for the Section 936 credit, under one of three formulas: (A) a cost-sharing formula, whereby it is allowed to claim all profits attributable to manufacturing intangibles, and other functions carried out in Puerto Rico, provided it contributes to the research and development expenses of its affiliated group or pays certain royalties; (B) a profit-split formula, whereby it is allowed to claim 50% of the net income of its affiliated group from the sale of products manufactured in Puerto Rico; or (C) a cost-plus formula, whereby it is allowed to claim a reasonable profit on the manufacturing costs incurred in Puerto Rico. To be eligible for the first two formulas, the Section 936 Corporation must have a significant business presence in Puerto Rico for purposes of the
Section 936 rules.
As a result of the 1993 Amendments and the 1996 Amendments, the
Section 936 credit is only available to companies that elect the percentage of income limitation and is limited in amount to 40% of the credit allowable prior to the 1993 Amendments, subject to a five-year phase-in period from 1994 to 1998 during which period the percentage of the allowable credit is reduced from 60% to 40%.
In the case of taxable years beginning on or after 1998, the possession income subject to the Section 936 credit will be subject to a cap based on the Section 936 Corporation's possession income for an average adjusted base period ending on October 14, 1995. The Section 936 credit is eliminated for taxable years beginning in 2006.
OUTLOOK. It is not possible at this time to determine the long-term effect on the Puerto Rico economy of the enactment of the 1996 Amendments to Section 936. The Government of Puerto Rico does not believe there will be short-term or medium-term material adverse effects on Puerto Rico's economy as a result of the enactment of the 1996 Amendments. The Government of Puerto Rico further believes that during the phase-out period sufficient time exists to implement additional incentive programs to safeguard Puerto Rico's competitive position. Additionally, the Governor intends to propose a new federal incentive program similar to what is now provided under Section 30A. Such program would provide U.S. companies a tax credit based on qualifying wages paid, other wage related expenses such as fringe benefits, depreciation expenses for certain tangible assets, and research and development expenses, and would restore the credit granted to passive income under Section 936 prior to its repeal by the 1996 Amendments. Under the Governor's proposal, the credit granted to qualifying companies would continue in effect until Puerto Rico shows, among other things, substantial economic improvements in terms of certain economic parameters.
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the fund's management contract. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution
services rendered on a continuing basis; the reason   ableness of any
commissions; and, if applicable, arrangements for payment of fund expenses.
   If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to place orders for the purchase and sale of portfolios securities, and will do so in accordance with the policies described above.
   Each     fund        may execute portfolio transactions with
broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of
accounts;    and     effect securities transactions and perform
functions incidental thereto (such as clearance and settlement).
   For transactions in fixed-income securities, FMR's selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent on the overall quality of execution and other services, including research, provided by the broker-dealer.
The receipt of research from broker-dealers that execute transactions on behalf of a fund may be useful to FMR in rendering investment
management services to    that     fund or its other clients, and
conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR
in carrying out its obligations to    a     fund. The receipt of such
research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
   Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commissions paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.
Subject to applicable limitations of the federal securities laws,    a
fund     may    pay a broker-dealer     commissions for agency
transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution
services. In order to cause    a     fund to pay such higher
commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to
th   at     fund and its other clients. In reaching this
determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the funds or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC), an indirect subsidiary of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
   FMR may allocate brokerage transactions to broker-dealers (including affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses. The transaction quality must, however, be comparable to those of other qualified broker-dealers.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
   The     Trustees    of each fund     periodically review FMR's
performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the
commissions paid by    the     fund over representative periods of
time to determine if they are reasonable in relation to the benefits to the fund.
For the fiscal periods ended February 28, 1998 and 1997, the portfolio
turnover rates were    37    % and 17%, respectively for Spartan
California Municipal Income
For the fiscal years ended February 1998, 1997, and 1996, the funds paid no brokerage commissions.
During the fiscal year ended February 1998, the funds paid no fees to brokerage firms that provided research services.
   The Trustees of each fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the funds from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwriting.
From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.
Although the Trustees and officers of each fund are substantially the
same as those of other funds managed by FMR    or its affiliates    ,
investment decisions for each fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
Fidelity Service Company, Inc. (FSC) normally determines each fund's net asset value per share (NAV) as of the close of the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time). The valuation of portfolio securities is determined as of this time for the purpose of computing each fund's NAV.
TAX-FREE BOND FUND. Portfolio securities are valued by various methods. If quotations are not available, fixed-income securities are usually valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service. Futures contracts and options are valued on the basis of market quotations, if available.
Securities and other assets for which there is no readily available market value are valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.
MONEY MARKET FUNDS. Portfolio securities and other assets are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price a fund would receive if it sold the instrument.
Securities of other open-end investment companies are valued at their respective NAVs.
During periods of declining interest rates, a fund's yield based on amortized cost valuation may be higher than would result if the fund used market valuations to determine its NAV. The converse would apply during periods of rising interest rates.
Valuing each fund's investments on the basis of amortized cost and use of the term "money market fund" are permitted pursuant to Rule 2a-7 under the 1940 Act. Each fund must adhere to certain conditions under Rule 2a-7, as summarized in the section entitled "Quality and Maturity" on page 34.
The Board of Trustees oversees FMR's adherence to the provisions of Rule 2a-7 and has established procedures designed to stabilize each fund's NAV at $1.00. At such intervals as they deem appropriate, the Trustees consider the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. If the Trustees believe that a deviation from a fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.
PERFORMANC   E
   The f    unds may quote performance in various ways. All
performance information supplied by the funds in advertising is
historical and is not intended to indicate future returns.    The
share price    of a bond fund, the yield of a fund    , and total
return fluctuate in response to market conditions and other factors, and the value of a bond fund's shares when redeemed may be more or less than their original cost.
   YIELD CALCULATIONS: (MONEY MARKET FUNDS).     To compute the yield
for a money market fund for a period, the net    change in value of a
hypothetical account containing one share reflects the value of
additional shares purchased with     dividends from the one original
share and dividends declared on both the original share and any additional shares. The net change is then divided by the value of the account at the beginning of the period to obtain a base period return.
   This base period return is annualized to obtain a current annualized yield. A money market fund also may calculate an effective yield by compounding the base period return over a one-year period. In addition to the current yield, a money market fund may quote yields in advertising based on any historical seven-day period. Yields for the money market funds are calculated on the same basis as other money market funds, as required by applicable regulation.
   Yield information may be useful in reviewing a fund's performance and in providing a basis for comparison with other investment alternatives. However, a fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.
   Investors should recognize that in periods of declining interest rates a fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing a fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.
   YIELD CALCULATIONS: (BOND FUND).     Yields for the fund are
computed by dividing the fund's interest and income    for a given
30-day or one-month period, net of expenses, by the average number of
shares entitled to receive distribu    tions during the period,
dividing this figure by the fund's net asset value per share (NAV) at
the end of the period, and    annualizing the result (assuming
compounding of income) in order to arrive at an annual percentage
rate. Income is     calculated for purposes of yield quotations in
accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.
   Income calculated for the purposes of calculating the fund's yield
differs from income as determined for other     accounting purposes.
Because of the different accounting methods used, and because of the
compounding of income    assumed in yield calculations, the fund's
yield may not equal its distribution rate, the income paid to your
account, or     the income reported in the fund's financial
statements.
   In calculating the fund's yield, a fund may from time to time use a portfolio security's coupon rate instead of its yield to maturity in order to reflect the risk premium on that security. This practice will have the effect of reducing the fund's yield.
   Yield information may be useful in reviewing the fund's performance and in providing a basis for comparison with other investment alternatives. However, the fund's yield fluctuates, unlike investments
that pay a fixed interest     rate over a stated period of time. When
comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.
   Investors should recognize that in periods of declining interest
rates the fund's yield will tend to be somewhat     higher than
prevailing market rates, and in periods of rising interest rates the
fund's yield will tend to be somewhat    lower. Also, when interest
rates are falling, the inflow of net new money to the fund from the
continuous sale of its     shares will likely be invested in
instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.
   The     tax-equivalent yield    of a municipal fund     is the rate
an investor would have to earn from a fully taxable investment before taxes to equal the fund's tax-free yield. Tax-equivalent yields are calculated by dividing a fund's yield by the result of one minus a stated combined federal and state income tax rate. If only a portion of a fund's yield is tax-exempt, only that portion is adjusted in the calculation.
The following tables show the effect of a shareholder's tax status on effective yield under federal and state income tax laws for 1998. The second table shows the approximate yield a taxable security must provide at various income brackets to produce after-tax yields equivalent to those of hypothetical tax-exempt obligations yielding from 2% to 7%. Of course, no assurance can be given that a fund will achieve any specific tax-exempt yield. While a state municipal fund invests principally in obligations whose interest is exempt from federal and state income tax, other income received by the fund may be taxable. The tables do not take into account local taxes, if any, payable on fund distributions.
Use the first table to find your approximate effective tax bracket taking into account federal and state taxes for 1998.
1998 TAX RATES


Taxable Income*                                             California     Combined
                                                            State          Federal and State
                                                            Marginal Rate  Effective Rate**

Single Return            Joint Return         Federal
                                              Marginal Rate

$ -        -  $ 5,016    $ -        -  $ 10,032    15.00%   1.00%          15.85%

$ 5,017    -  $ 11,888   $ 10,033   -  $ 23,776    15.00%   2.00%          16.70%

$ 11,889   -  $ 18,761   $ 23,777   -  $ 37,522    15.00%   4.00%          18.40%

$ 18,762   -  $ 25,350   $ 37,523   -  $ 42,350    15.00%   6.00%          20.10%

$ 25,351   -  $ 26,045   $ 42,351   -  $ 52,090    28.00%   6.00%          32.32%

$ 26,046   -  $ 32,916   $ 52,091   -  $ 65,832    28.00%   8.00%          33.76%

$ 32,917   -  $ 61,400   $ 65,833   -  $ 102,300   28.00%   9.30%          34.70%

$ 61,401   -  $ 128,100  $ 102,301  -  $ 155,950   31.00%   9.30%          37.42%

$ 128,101  -  $ 278,450  $ 155,951  -  $ 278,450   36.00%   9.30%          41.95%

$ 278,451  -  and up     $ 278,451  -  and up      39.60%   9.30%          45.22%


* Net amount subject to federal income tax after deductions and exemptions. Assumes ordinary income only.
** Excludes the impact of the phaseout of personal exemptions, limitations on itemized deductions, and other credits, exclusions, and adjustments which may increase a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.
Having determined your effective tax bracket, use the following table to determine the tax-equivalent yield for a given tax-free yield.


                  If your effective combined federal and state personal tax rate in 1998 is:

                  15.85%   16.70%  18.40%  20.10%  32.32%  33.76%   34.70%   37.42%   41.95%   45.22%

To match these    Your taxable investment would have to earn the following yield:
tax-free yields:

2.00%             2.38%    2.40%   2.45%   2.50%   2.96%    3.02%    3.06%    3.20%    3.45%    3.65%

3.00%              3.57%   3.60%   3.68%   3.75%   4.43%    4.53%    4.59%    4.79%    5.17%   5.48%

4.00%              4.75%   4.80%   4.90%   5.01%   5.91%    6.04%    6.13%    6.39%    6.89%    7.30%

5.00%              5.94%   6.00%   6.13%   6.26%   7.39%    7.55%    7.66%    7.99%    8.61%    9.13%

6.00%              7.13%   7.20%   7.35%   7.51%   8.87%    9.06%    9.19%    9.59%    10.34%   10.95%

7.00%              8.32%   8.40%   8.58%   8.76%   10.34%   10.57%   10.72%   11.19%   12.06%   12.78%


A fund may invest a portion of its assets in obligations that are subject to state or federal income taxes. When a fund invests in these obligations, its tax-equivalent yield will be lower. In the table above, the tax-equivalent yields are calculated assuming investments are 100% federally and state tax-free.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in a fund's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of a fund.
In addition to average annual total returns, the fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration, and for Spartan California Municipal Money Market may omit or include the effect of the $5.00 account closeout fee.
NET ASSET VALUE. Charts and graphs using a fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any.
   CALCULATING HISTORICAL FUND RESULTS.        The following tables
show performance for each fund including certain fund expenses.
 HISTORICAL MONEY MARKET FUND RESULTS. The following tables show each fund's 7-day yield, tax-equivalent yield, and total return for the periods ended February 28, 1998. Total return figures for Spartan California Municipal Money Market include the effect of the $5.00 account closeout fee based on an average size account.
   HISTORICAL BOND FUND RESULTS. The following table shows the fund's yield, tax-equivalent yield, and total return for the period ended February 28, 1998.
The tax-equivalent yield   's for Fidelity California Municipal Money
Market, Spartan California Municipal Money Market, and Spartan
California Municipal Income are     based on a combined effective
federal and state income tax rate of 41.95% and reflects that, as of
February 28, 1998,    an estimated 99.99%, 100%, and 100% of each
fund   '    s income was subject to state taxes. Note that each fund
may invest in securities whose income is subject to the federal alternative minimum tax.

               Average Annual Total Returns                   Cumulative Total Returns

               Seven-Day  Tax-        One     Five    Ten     One     Five     Ten
               Yield      Equivalent  Year    Years   Years   Year    Years    Years
                          Yield

CA Municipal    2.77%      4.77%       3.07%   2.75%   3.57%   3.07%   14.52%   41.95%
Money Market


 Note: If FMR had not reimbursed certain fund expenses during these periods the fund's total returns would have been lower.

                                  Average Annual Total Returns  Cumulative Total Returns

                   Seven-Day  Tax-        One   Five   Life of  One   Five   Life of
                   Yield      Equivalent  Year  Years  Fund     Year  Years  Fund
                              Yield

Spartan CA         2.91%      5.01%       3.25% 3.10%  3.63%*   3.25% 16.48% 34.21%*
Municipal Money
Market


* From commencement of operations (November 27, 1989).
 Note: If FMR had not reimbursed certain fund expenses during these periods the fund's total returns would have been lower.

                                Average Annual Total Returns   Cumulative Total Returns

                   Thirty-Day  Tax-        One   Five   Ten    One   Five   Ten
                   Yield       Equivalent  Year  Years  Years  Year  Years  Years
                               Yield

Spartan CA         4.17%       7.18%      9.89%  6.27%  7.82%  9.89% 35.56% 112.27%
Municipal Income


 Note: If FMR had not reimbursed certain fund expenses during these periods, Spartan CA Municipal Income's yield and tax equivalent yield would have been 4.14% and 7.13%, respectively, and the fund's total returns would have been lower.
The following tables show the income and capital elements of each fund's cumulative total return. The tables compare each fund's return to the record of the Standard & Poor's 500 Index (S&P 500), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month-end closest to the initial investment date for each fund. The S&P 500 and DJIA comparisons are provided to show how each fund's total return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Because each fund invests in fixed-income securities, common stocks represent a different type of investment from the funds. Common stocks generally offer greater growth potential than the funds, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than fixed-income investments such as the funds. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each fund's returns, do not include the effect of brokerage commissions or other costs of investing.
The following tables show the growth in value of a hypothetical $10,000 investment in each fund during the 10-year period ended February 28, 1998, or life of fund, as applicable, assuming all distributions were reinvested. The figures below reflect the fluctuating interest rates and bond prices of the specified periods and should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in a fund today. Tax consequences of different investments have not been factored into the figures below.
During the 10-year period ended February 28, 1998, a hypothetical $10,000 investment in California Municipal Money Market would have grown to $14,195.

California Municipal Money Market                           INDICES

Period  Value of    Value of       Value of       Total     S&P 500   DJIA      Cost of
Ended   Initial     Reinvested     Reinvested     Value                         Living
        $10,000     Dividend       Capital Gain
        Investment  Distributions  Distributions

1998    $ 10,000    $ 4,195        $ 0            $ 14,195  $ 52,255  $ 55,126  $ 13,957

1997    $ 10,000    $ 3,772        $ 0            $ 13,772  $ 38,706  $ 43,612  $ 13,759

1996    $ 10,000    $ 3,385        $ 0            $ 13,385  $ 30,680  $ 34,062  $ 13,353

1995    $ 10,000    $ 2,968        $ 0            $ 12,968  $ 22,776  $ 24,329  $ 13,009

1994    $ 10,000    $ 2,639        $ 0            $ 12,639  $ 21,216  $ 22,621  $ 12,647

1993    $ 10,000    $ 2,395        $ 0            $ 12,395  $ 19,583  $ 19,350  $ 12,336

1992    $ 10,000    $ 2,102        $ 0            $ 12,102  $ 17,694  $ 18,210  $ 11,948

1991    $ 10,000    $ 1,663        $ 0            $ 11,663  $ 15,253  $ 15,558  $ 11,621

1990    $ 10,000    $ 1,102        $ 0            $ 11,102  $ 13,304  $ 13,649  $ 11,034

1989    $ 10,000    $ 500          $ 0            $ 10,500  $ 11,189  $ 11,300  $ 10,483


Explanatory Notes: With an initial investment of $10,000 in California Municipal Money Market on March 1, 1988, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $14,195. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $3,509 for dividends. The fund did not distribute any capital gains during the period.
During the period from November 27, 1989 (commencement of operations) to February 28, 1998, a hypothetical $10,000 investment in Spartan California Municipal Money Market would have grown to $13,421.

Spartan California Municipal Money Market                  INDICES

Year   Value of    Value of       Value of       Total     S&P 500   DJIA      Cost of
Ended  Initial     Reinvested     Reinvested     Value                         Living**
       $10,000     Dividend       Capital Gain
       Investment  Distributions  Distributions

1998   $ 10,000    $ 3,421        $ 0            $ 13,421  $ 38,248  $ 40,061  $ 12,859

1997   $ 10,000    $ 2,998        $ 0            $ 12,998  $ 28,331  $ 31,694  $ 12,677

1996   $ 10,000    $ 2,597        $ 0            $ 12,597  $ 22,456  $ 24,754  $ 12,303

1995   $ 10,000    $ 2,159        $ 0            $ 12,159  $ 16,671  $ 17,680  $ 11,986

1994   $ 10,000    $ 1,804        $ 0            $ 11,804  $ 15,529  $ 16,439  $ 11,652

1993   $ 10,000    $ 1,522        $ 0            $ 11,522  $ 14,334  $ 14,062  $ 11,366

1992   $ 10,000    $ 1,206        $ 0            $ 11,206  $ 12,952  $ 13,234  $ 11,009

1991   $ 10,000    $ 738          $ 0            $ 10,738  $ 11,164  $ 11,306  $ 10,707

1990*  $ 10,000    $ 154          $ 0            $ 10,154  $ 9,738   $ 9,919   $ 10,167


* From November 27, 1989 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Spartan California Municipal Money Market on November 27, 1989, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $13,421. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $2,947 for dividends. The fund did not distribute any capital gains during the period. The figures in the table do not include the effect of the fund's $5.00 account closeout fee.
During the 10-year period ended February 28, 1998, a hypothetical $10,000 investment in Spartan California Municipal Income would have grown to $21,227.

Spartan California Municipal Income                        INDICES

Year   Value of    Value of       Value of       Total     S&P 500   DJIA      Cost of
Ended  Initial     Reinvested     Reinvested     Value                         Living
       $10,000     Dividend       Capital Gain
       Investment  Distributions  Distributions

1998   $ 11,175    $ 9,462        $ 590          $ 21,227  $ 52,255  $ 55,126  $ 13,957

1997   $ 10,678    $ 8,074        $ 564          $ 19,316  $ 38,706  $ 43,612  $ 13,759

1996   $ 10,597    $ 7,044        $ 555          $ 18,196  $ 30,680  $ 34,062  $ 13,353

1995   $ 10,054    $ 5,775        $ 526          $ 16,355  $ 22,776  $ 24,329  $ 13,009

1994   $ 10,940    $ 5,215        $ 351          $ 16,506  $ 21,216  $ 22,621  $ 12,647

1993   $ 11,239    $ 4,419        $ 0            $ 15,658  $ 19,583  $ 19,350  $ 12,336

1992   $ 10,470    $ 3,237        $ 0            $ 13,707  $ 17,694  $ 18,210  $ 11,948

1991   $ 10,199    $ 2,315        $ 0            $ 12,514  $ 15,253  $ 15,558  $ 11,621

1990   $ 10,127    $ 1,491        $ 0            $ 11,618  $ 13,304  $ 13,649  $ 11,034

1989   $ 9,864     $ 713          $ 0            $ 10,577  $ 11,189  $ 11,300  $ 10,483


Explanatory Notes: With an initial investment of $10,000 in Spartan California Municipal Income on March 1, 1988, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $19,371. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $6,295 for dividends and $382 for capital gain distributions.
PERFORMANCE COMPARISONS. A fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do
not take sales charges or trading    fees into c    onsideration, and
are prepared without regard to tax consequences. Lipper may also rank based on yield. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds. From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted
performance. Rankings that compare the performance of    Fidelity
funds to one another in appropriate categories over specific periods
of time may also be quoted in advertising. The bond fund     may
advertise risk ratings, including symbols or numbers, prepared by independent rating agencies.
A fund's performance may also be compared to that of a benchmark index representing the universe of securities in which the fund may invest. The total return of a benchmark index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike a fund's returns, however, the index returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.
Spartan California Municipal Income may compare    its performance
    to the Lehman Brothers Municipal Bond Index, a total return performance benchmark for investment-grade municipal bonds with maturities of at least one year. In addition, the fund may compare its performance to that of the Lehman Brothers California Municipal Bond Index, a total return performance benchmark for California investment-grade municipal bonds with maturities of at least one year. Issues included in each index have been issued after December 31, 1990 and have an outstanding par value of at least $50 million. Subsequent to December 31, 1995, zero coupon bonds and issues subject to the alternative minimum tax are included in each index.
A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI) and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
A money market fund may compare its performance or the performance of securities in which it may invest to averages published by IBC Financial Data, Inc. of Ashland, Massachusetts. These averages assume reinvestment of distributions. IBC's MONEY FUND REPORT AVERAGES(trademark)/All Tax-Free, which is reported in IBC's MONEY FUND REPORT(trademark), covers over 438 tax-free money market funds.
   The     bond fund may compare and contrast in advertising the
relative advantages of investing in a mutual fund versus an individual
municipal bond. Unl   ike municipal     bond mutual funds, individual
municipal bonds offer a stated rate of interest and, if held to maturity, repayment of principal. Although some individual municipal bonds might offer a higher return, they do not offer the reduced risk of a mutual fund that invests in many different securities. The sales
charges of many    municipal bond     mutual funds are lower than the
purchase cost of individual municipal bonds, which are generally subject to direct brokerage costs.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(Registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.
A fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.
VOLATILITY. A bond fund    may quote     various measures of
volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of
volatility seek to compare    a     fund's historical share price
fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using
averages of historical data. In advertising, a    bond     fund may
also discuss or illustrate examples of interest rate sensitivity. MOMENTUM INDICATORS indicate price movements over specific periods of
time    for each bond fund    . Each point on the momentum indicator
represents    a     fund's percentage change in price movements over
that period.
A bond fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
As of February 28, 1998, FMR advised over $   31     billion in
tax-free fund assets, $   102     billion in money market fund assets,
$   428     billion in equity fund assets, $   75     billion in
international fund assets, and $   28     billion in Spartan fund
assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
In addition to performance rankings,    a     fund may compare its
total expense ratio to the average total expense ratio of similar funds tracked by Lipper. A fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield.
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
Each fund is open for business and its net asset value per share (NAV) is calculated each day the New York Stock Exchange (NYSE) is open for trading. The NYSE has designated the following holiday closings for 1998: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its
holiday    schedule at any time. In addition, on days when the Federal
Reserve Wire System is closed, federal funds wires cannot be s    ent.
FSC normally determines each fund's NAV as of the close of the NYSE
(normally 4:00 p.m. Eastern time). However, NAV    may be calculated
earlier if trading on the NYSE is restricted or as permitted by the
SEC. To the extent that portfolio securities     are traded in other
markets on days when the NYSE is closed, a fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of a fund's portfolio securities may not occur on days when the fund is open for business. If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing each fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
Pursuant to Rule 11a-3 under the 1940 Act, each fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.
In the Prospectus, each fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
DISTRIBUTIONS AND TAXES
DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, Fidelity may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide Fidelity with alternate instructions.
DIVIDENDS. To the extent that each fund's income is designated as federally tax-exempt interest, the daily dividends declared by the fund are also federally tax-exempt. Short-term capital gains are distributed as dividend income, but do not qualify for the dividends-received deduction. Each fund will send each shareholder
a notice in January describing the tax status of dividend     and
capital gain distributions (if any) for the prior year.
Shareholders are required to report tax-exempt income on their federal tax returns. Shareholders who earn other income, such as Social Security benefits, may be subject to federal income tax on up to 85% of such benefits to the extent that their income, including tax-exempt income, exceeds certain base amounts.
Each fund purchases municipal securities whose interest FMR believes is free from federal income tax. Generally, issuers or other parties have entered into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable retroactive to the date the security was issued. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal and state tax treatment of the structure. As a result of the Tax Reform Act of 1986, interest on certain "private activity" securities is subject to the federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income for other tax purposes. Interest from private activity securities will be considered tax-exempt for purposes of each fund's policies of investing so that at least 80% of its income distributions is free from federal income tax. Interest from private activity securities is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any. Private activity securities issued after August 7, 1986 to benefit a private or industrial user or to finance a private facility are affected by this rule.
A portion of the gain on bonds purchased with market discount after April 30, 1993 and short-term capital gains distributed by each fund are taxable to shareholders as dividends, not as capital gains. Dividend distributions resulting from a recharacterization of gain from the sale of bonds purchased with market discount after April 30, 1993 are not considered income for purposes of each fund's policy of investing so that at least 80% of its income distributions is free from federal income tax. The money market funds may distribute any net realized short-term capital gains and taxable market discount once a
year or more often, as necessary, to    maintain its net asset value
at $1.00.
Corporate investors should note that a tax preference item for purposes of the corporate AMT is 75% of the amount by which adjusted current earnings (which includes tax-exempt interest) exceeds the alternative minimum taxable income of the corporation. If a shareholder receives an exempt-interest dividend and sells shares at a loss after holding them for a period of six months or less, the loss will be disallowed to the extent of the amount of the exempt-interest dividend.
CALIFORNIA TAX MATTERS. As long as a fund continues to qualify as a regulated investment company under the federal Internal Revenue Code, it will incur no California income or franchise tax liability on income and capital gains distributed to shareholders. California personal income tax law provides that exempt-interest dividends paid by a regulated investment company, or series thereof, from interest on obligations that are exempt from California personal income tax are excludable from gross income. For a fund to qualify to pay exempt-interest dividends under California law, at least 50% of the value of its assets must consist of such obligations at the close of each quarter of its fiscal year. For purposes of California personal income taxation, distributions to individual shareholders derived from interest on other types of obligations and short-term capital gains will be taxed as dividends, and long-term capital gain distributions will be taxed as long-term capital gains. California has an alternative minimum tax similar to the federal AMT described above. However, the California AMT does not include interest from private activity municipal obligations as an item of tax preference. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of a fund will not be deductible for California personal income tax purposes.
CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by each fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a capital gain distribution on shares of a fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the capital gain distribution will be
considered a long-term loss for tax purposes.    Short-term capital
gains distributed by each fund are taxable to shareholders as dividends, not as capital gains. Each money market fund may distribute any net realized short-term capital gains once a year or more often as necessary, to maintain its NAV at $1.00. The money market funds do not anticipate distributing long-term capital gains.
As of February 28, 199   8    , Spartan California Municipal Income
Fund hereby designates approximately $   427    ,000 as a capital gain
dividend for the purpose of the dividend-paid deduction.
As of February 28, 1998, Spartan California Municipal Income had a
capital loss carryforward    aggregating approximately $2,634,000.
This loss carryforward, of which $82,000 and $2,552,000 will expire on February 28, 2002 and February 28, 2003, respectively, is available to offset further capital gains.
TAX STATUS OF THE FUNDS. Each fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.
   Each fund is treated as a separate entity from the other funds, if
any, of its trust for tax purposes    .
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.
FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940 (1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (67), Trustee and President, is Chairman, Chief
Executive Officer and a Director of FMR Corp.; a    Director and
Chairman of the Board and of the Executive Committee of FMR; Chairman
and a Director of Fidelity Investments Money Mana    gement, Inc.
(1998), Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
J. GARY BURKHEAD (56), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group
(1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.
RALPH F. COX (65), Trustee, is President of RABAR Enterprises (management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of USA Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (66), Trustee. Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
ROBERT M. GATES (54), Trustee (1997), is a consultant, author, and
lecturer (1993). Mr. Gates was Director of the Central Intelli   gence
Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products). Mr. Gates also is a Trustee of the Forum for International
Policy and of the Endowment Association of the College of Wil    liam
and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.
E. BRADLEY JONES (70), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (65), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of the National Arts Stabilization Fund, Chairman of the Board of Trustees of the Greenwich Hospital Association, a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
   *PETER S. LYNCH (55), Trustee, is Vice Chairman and Director of
FMR. Prior to May 31, 1990, he was a Director of FMR     and Executive
Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
WILLIAM O. McCOY (64), Trustee (1997), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH (69), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.
MARVIN L. MANN (64), Trustee (1993), is Chairman of the Board, President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals,
1993), Imation Corp. (imaging and information storage, 1997), and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way
(1993) and is a member of the University of Alabama President's
Cabinet.
*ROBERT C. POZEN (51), Trustee (1997) and Senior Vice President, is
also President and a Director of FMR (1997); and    President and a
Director of Fidelity Investments Money Management, Inc. (1998),
Fidelity Management & Research (    U.K.) Inc. (1997), and Fidelity
Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.
THOMAS R. WILLIAMS (69), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992).
   DWIGHT D. CHURCHILL (44), is Vice President of Bond Funds, Group Leader of the Bond Group, Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.
BOYCE I. GREER (42), is Vice President of Money Market Funds (1997),
Group Leader of the Money Market Group (1997), S   enior Vice
President of FMR (1997), and Vice President of FIMM (1998). Mr. Greer served as the Leader of the Fixed-Income Group for Fidelity Management Trust Company (1993-1995) and was Vice President and Group Leader of Municipal Fixed-Income Investments (1996-1997).
FRED L. HENNING, JR. (58), is Vice President of Fidelity's
Fixed-Income Group (1995), Senior Vice President of FMR (1995),    and
Senior Vice President of FIMM (1998). Before assuming his current
responsibilities, Mr. Henning was head of     Fidelity's Money Market
Division.
   DIANE M. MCLAUGHLIN (34), is Vice President of Fidelity California Municipal Money Market Fund (1997), Spartan California Municipal Money Market Fund ( 1997), and other funds advised by FMR. Prior to her current responsibilities, Ms. McLaughlin has served as a senior trader and managed a variety of funds.
   JONATHAN D. SHORT (34), is Vice President of Spartan California Municipal Income Fund (1997), and other funds advised by FMR. Prior to his current responsibilities, Mr. Short assisted on Fidelity Municipal Income Fund and managed a variety of Fidelity funds.
   ERIC D. ROITER (49), Secretary (1998), is Vice President (1998) and General Counsel of FMR (1998). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997). Prior to joining Fidelity, Mr. Roiter was a partner at Debevoise & Plimpton (1981-1997) and served as an Assistant General Counsel of the U.S.
Securities and Exchange Commission (1979-1981)    .
RICHARD A. SILVER (51), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).
   THOMAS D. MAHER (53), Assistant Vic    e President, is Assistant
Vice President of Fidelity's Municipal Bond Funds (1996)    and of
Fidelity's Money Market Funds and Vice President and Associate General Counsel of Fidelity Investments Money Management, Inc.
JOHN H. COSTELLO (51), Assistant Treasurer, is an employee of FMR. LEONARD M. RUSH (52), Assistant Treasurer (1994), is an employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
THOMAS J. SIMPSON (39), Assistant Treasurer, is Assistant Treasurer of
Fidelity's    M    unicipal    B    ond    F    unds (1996) and of
Fidelity's    M    oney    M    arket    F    unds (1996) and an
employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).
The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended February 28, 1998, or calendar year ended December 31, 1997, as applicable.
   COMPENSATION TABLE


Trustees                       Aggregate         Aggregate            Aggregate            Total
and                            Compensation      Compensation         Compensation         Compensation
Members of the Advisory Board  from              from                 from                 from the
                               California        Spartan California   Spartan California   Fund Complex*,A
                               Municipal Money   Municipal Money      Municipal
                               MarketB           MarketB              IncomeB

   J. Gary Burkhead**             $ 0               $ 0                  $ 0                  $ 0

   Ralph F. Cox                   $ 344             $ 544                $ 320                $ 214,500

   Phyllis Burke Davis            $ 339             $ 536                $ 317                $ 210,000

   Robert M. Gates***             $ 350             $ 553                $ 324                $176,000

   Edward C. Johnson 3d**         $ 0               $ 0                  $ 0                  $ 0

   E. Bradley Jones               $ 342             $ 540                $ 318                $ 211,500

   Donald J. Kirk                 $ 342             $ 540                $ 318                $ 211,500

   Peter S. Lynch**               $ 0               $ 0                  $ 0                  $ 0

   William O. McCoy****           $ 353             $ 558                $ 326                $ 214,500

   Gerald C. McDonough            $ 427             $ 674                $ 398                $ 264,500

   Marvin L. Mann                 $ 339             $ 537                $ 314                $ 214,500

   Robert C. Pozen**              $ 0               $ 0                  $ 0                  $ 0

   Thomas R. Williams             $ 344             $ 544                $ 320                 $214,500


   * Information is for the calendar year ended December 31, 1997 for 230 funds in the complex.
** Interested Trustees of the funds and Mr. Burkhead are compensated by FMR.
*** Mr. Gates was appointed to the Board of Trustees of California Municipal Trust effective March 1, 1997. Mr. Gates was elected to the Board of Trustees of California Municipal Trust II on March 19, 1997. **** Mr. McCoy was appointed to the Board of Trustees of California Municipal Trust effective January 1, 1997. Mr. McCoy was elected to the Board of Trustees of California Municipal Trust II on March 19, 1997.
   A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1997, the Trustees accrued required deferred compensation from the funds as follows:
Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $62,500; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William
O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,699; Marvin L. Mann, $53,699; and Thomas R. Williams, $62,462.
B Compensation figures include cash.
Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an
additional portion of, their annual fees. Amounts deferred    under
the Plan are subject to vesting and are treated as though equivalent
dollar amounts had been invested in shares of a     cross-section of
Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
As of February 28, 1998, the Trustees, Members of the Advisory Board, and officers of each fund owned, in the aggregate, less than 1% of each fund's total outstanding shares.
As of February 28, 1998, the following owned of record or beneficially 5% or more of each fund's outstanding shares:
   Spartan California Municipal Money Market: National Financial Services Corporation, Boston, MA (18.28%).
   Sp    artan California Municipal Income: National Financial
Services Corporation, Boston, MA (6.88%).
MANAGEMENT CONTRACTS
FMR is manager of Fidelity California Municipal Money Market and Spartan California Municipal Income pursuant to management contracts dated April 1, 1997 and March 1, 1994 respectively, which were approved by shareholders on March 19, 1997 and February 16, 1994, respectively.
FMR is Spartan California Municipal Money Market's manager pursuant to a management contract dated April 18, 1994. This April 18, 1994 contract was approved by Fidelity California Municipal Trust II as sole shareholder on April 18, 1994, pursuant to an Agreement and Plan of Conversion approved by public shareholders on February 16, 1994. MANAGEMENT SERVICES. Each fund employs FMR to furnish investment advisory and other services. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trusts or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
MANAGEMENT-RELATED EXPENSES (CALIFORNIA MUNICIPAL MONEY MARKET AND SPARTAN CALIFORNIA MUNICIPAL INCOME). In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent,and pricing and bookkeeping agent, each fund pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, each fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
MANAGEMENT-RELATED EXPENSES (SPARTAN CALIFORNIA MUNICIPAL MONEY MARKET). Under the terms of its management contract with the fund, FMR is responsible for payment of all operating expenses of the fund with certain exceptions. Specific expenses payable by FMR include expenses for typesetting, printing, and mailing proxy materials to shareholders, legal expenses, fees of the custodian, auditor and interested Trustees, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund's management contract further provides that FMR will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. FMR also pays all fees associated with transfer agent, dividend disbursing, and shareholder services and pricing and bookkeeping services.
FMR pays all other expenses of Spartan California Municipal Money Market with the following exceptions: fees and expenses of the non-interested Trustees, interest, taxes, brokerage commissions (if any), and such nonrecurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
MANAGEMENT FEES. For the services of FMR under the management contract, Spartan California Municipal Money Market pays FMR a monthly management fee at the annual rate of 0.50% of its average net assets throughout the month.
The management fee paid to FMR by Spartan California Municipal Money Market is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.
For the services of FMR under the management contract, California Municipal Money Market and Spartan California Municipal Income each pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.
GROUP FEE RATE SCHEDULE      EFFECTIVE ANNUAL FEE RATES

Average Group    Annualized  Group Net       Effective Annual
Assets           Rate        Assets          Fee Rate

 0 - $3 billion  .3700%       $ 0.5 billion  .3700%

 3 - 6           .3400         25            .2664

 6 - 9           .3100         50            .2188

 9 - 12          .2800         75            .1986

 12 - 15         .2500         100           .1869

 15 - 18         .2200         125           .1793

 18 - 21         .2000         150           .1736

 21 - 24         .1900         175           .1695

 24 - 30         .1800         200           .1658

 30 - 36         .1750         225           .1629

 36 - 42         .1700         250           .1604

 42 - 48         .1650         275           .1583

 48 - 66         .1600         300           .1565

 66 - 84         .1550         325           .1548

 84 - 120        .1500         350           .1533

 120 - 174       .1450         400           .1507

 174 - 228       .1400

 228 - 282       .1375

 282 - 336       .1350

 Over 336        .1325

Prior to April 1, 1997 for California Municipal Money Market and, prior to March 1, 1994 for Spartan California Municipal Income, the group fee rate was based on a schedule with breakpoints ending at
 .1500% for average group assets in excess of $84 billion. The group fee rate breakpoints shown above for average group assets in excess of $120 billion and under $228 billion were voluntarily adopted by FMR on January 1, 1992. The additional breakpoints shown above for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993.
On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule, and added new breakpoints for average group assets in excess of $156 billion and under $372 billion as shown in the schedule below. The revised group fee rate schedule is identical to the above schedule for average group assets under $156 billion.
On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $372 billion; for Spartan California Municipal Income, these new breakpoints were added pending shareholder approval of a management contract reflecting the revised schedule and additional breakpoints. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. For average group assets in excess of $156 billion, the revised group fee rate schedule with additional breakpoints voluntarily adopted by FMR is as shown in the schedule below. California Municipal Money Market's current management contract reflects the group fee rate schedule above for average group assets under $156 billion and the group fee rate schedule below for average group assets in excess of $156 billion.
GROUP FEE RATE SCHEDULE          EFFECTIVE ANNUAL FEE RATES

Average Group        Annualized  Group Net       Effective Annual
Assets               Rate        Assets          Fee Rate

 120 - $156 billion  .1450%       $ 150 billion  .1736%

 156 - 192           .1400         175           .1690

 192 - 228           .1350         200           .1652

 228 - 264           .1300         225           .1618

 264 - 300           .1275         250           .1587

 300 - 336           .1250         275           .1560

 336 - 372           .1225         300           .1536

 372 - 408           .1200         325           .1514

 408 - 444           .1175         350           .1494

 444 - 480           .1150         375           .1476

 480 - 516           .1125         400           .1459

 Over 516            .1100         425           .1443

                                   450           .1427

                                   475           .1413

                                   500           .1399

                                   525           .1385

                                   550           .1372

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $583 billion of group net assets - the approximate level for February 1998 - was .1357%, which is the weighted average of the respective fee rates for each level of group net assets up to $583 billion.
The individual fund fee rate for California Municipal Money Market and Spartan California Municipal Income is 0.25%. Based on the average group net assets of the funds advised by FMR for February 1998, each fund's annual management fee rate would be calculated as follows:

                       Group Fee Rate       Individual Fund Fee Rate       Management Fee Rate

California Municipal   0.1357%         +    0.25%                     =    0.3857%
Money Market

Spartan California     0.1357%         +    0.25%                     =    0.3857%
Municipal Income


One-twelfth of this annual management fee rate, is applied to each fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years, and the amount of credits reducing management fees for Spartan California Municipal Money Market.

Fund                                 Fiscal Years Ended  Amount of         Management Fees
                                     February 28         Credits Reducing  Paid to FMR
                                                         Management Fees

Spartan California Municipal Money   1998                $ 56,000          $ 6,641,000*
Market

                                     1997                $ 83,000          $ 6,613,000*

                                     1996**              $ 159,000         $ 6,117,000*

California Municipal Money Market    1998                N/A               $ 3,355,000

                                     1997                N/A               $ 2,929,000

                                     1996**              N/A               $ 2,925,000

Spartan California Municipal Income  1998                N/A               $ 3,377,000

                                     1997                N/A               $ 1,898,000

                                     1996**              N/A               $ 1,959,000


* After reduction of fees and expenses paid by the fund to the non-interested Trustees.
** Fiscal year ended February 29.
F   MR may, fro    m time to time, voluntarily reimburse all or a
portion of a fund's expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements by FMR will increase a fund's total returns and yield, and repayment of the reimbursement by a fund will lower its total returns and yield.
During the past three fiscal years, FMR voluntarily agreed, subject to revision or termination, to reimburse certain of the funds if and to the extent that the fund's aggregate operating expenses, including management fees, were in excess of an annual rate of its average net assets. The table below shows the periods of reimbursement and levels of expense limitations for the applicable fund; the dollar amount of management fees incurred under each fund's contract before reimbursement; and the dollar amount of management fees reimbursed by FMR under the expense reimbursement for each period.

                  Periods of                           Aggregate   Fiscal       Management     Amount of
                  Expense Limitation                   Operating   Years        Fee            Management
                  From To                              Expense     Ended        Before         Fee
                                                       Limitation  February 28  Reimbursement  Reimbursement

Spartan CA        July 1, 1997        July 31, 1997    0.45%       1998         $ 568,000*     $ 57,000
Municipal Money
Market

                  June 1, 1997        June 30, 1997    0.40%                    $ 542,000*     $ 109,000

                  March 1, 1997       May 31, 1997     0.35%                    $ 1,687,000*   $ 506,000

                  March 1, 1996       February 28,     0.35%       1997         $ 6,696,000*   $ 2,015,000
                                      1997

                  December 1,         February 29,     0.35%       1996**       $ 6,275,000*   $ 2,246,000
                  1995                1996

                  July 1, 1995        November 30,     0.32%                    $ 2,608,000*   $ 939,000
                                      1995

                  March 1, 1995       June 30, 1995    0.30%                    $ 2,059,000*   $ 824,000

Spartan CA        August 15, 1997     ***              0.53%       1998         $ 2,506,000    $ 53,000
Municipal Income

                  April 1, 1997       August 14, 1997  0.55%                    $ 714,000      $ 31,000


* After reduction of fees and expenses paid by the fund to the non-interested Trustees.
** Fiscal year ended February 29.
***Effective August 15, 1997, FMR has voluntarily agreed, through December 31, 1999, to reimburse Spartan California Municipal Income to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses) exceed 0.53% of its average net assets.
To defray shareholder service costs, FMR or its affiliates also collect Spartan California Municipal Money Market's $5.00 exchange fee, $5.00 account closeout fee, $5.00 fee for wire purchases and redemptions, and $2.00 checkwriting charge. Shareholder transaction fees and charges collected by FMR are shown in the table below.

                       Period Ended  Exchange Fees  Account        Wire Fees  Checkwriting
                       February 28                  Closeout Fees             Charges

Spartan CA Municipal   1998          $5,000         $1,000         $1,000     $9,000
Money Market

                       1997          $4,000         $1,000         $1,000     $8,000

                       1996*         $7,000         $2,000         $1,000     $12,000


* Fiscal year ended February 29.
       SUB-ADVISER.    On behalf of California Municipal Money Market
and Spartan California Municipal Money Market, FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has primary responsibility for providing portfolio investment management services to the funds.
   Under the terms of the sub-advisory agreements, FMR pays FIMM fees equal to 50% of the management fee payable to FMR under its management contract with each fund. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.
   Fees paid to FMR Texas Inc. (FMR Texas), the predecessor company to FIMM, by FMR on behalf of California Municipal Money Market and Spartan California Municipal Money Market for the past three fiscal years are shown in the table below.

Fund                               Fiscal Year Ended February 28  Fees Paid to FMR Texas

CA Municipal Money Market          1998                           $ 1,678,000

                                   1997                           $ 1,465,000

                                   1996*                          $ 1,463,000

Spartan CA Municipal Money Market  1998                           $ 3,349,000

                                   1997                           $ 3,348,000

                                   1996*                          $ 3,138,000


* Fiscal year ended February 29
DISTRIBUTION AND SERVICE PLANS
The Trustees have approved Distribution and Service Plans on behalf of each fund pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.
Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with the distribution of fund shares. In addition, each Plan provides that FMR, directly or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of fund shares, or provide shareholder support
services. Currently, the Board of    Trustees has authorized such
payments for the funds' shares.
FMR made no payments either directly or through FDC to third parties for the fiscal year ended 1998.
Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit each fund and its shareholders. In particular, the Trustees noted that each Plan does not authorize payments by each fund other than those made to FMR under its management contract with each fund.
To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.
The Plans for California Municipal Money Market, and Spartan
California Municipal Income were approved by shareholders of each fund on December 30, 1991, and November 18, 1987, respectively.
The Plan for Spartan California Municipal Money Market was approved by Fidelity California Municipal Trust II as the then sole shareholder of the fund on April 18, 1994, pursuant to an Agreement and Plan of Conversion approved by public shareholders of the fund on February 16, 1994.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.
Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.
CONTRACTS WITH FMR AFFILIATES
Each fund has entered into a transfer agent agreement with UMB. Under the terms of the agreements, UMB provides transfer agency, dividend disbursing, and shareholder services for each fund. UMB in turn has entered into sub-transfer agent agreements with FSC, an affiliate of FMR. Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services for each fund and receives all related transfer agency fees paid to UMB.
   For providing transfer agency services, FSC receives an account fee and an asset-based fee each paid monthly with respect to each account in a fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type (i.e., omnibus or non-omnibus) and, for non-omnibus accounts, fund type. The account fees are subject to increase based on postage rate changes.
FSC also collects small account fees from certain accounts with balances of less than $2,500.
In addition, UMB receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in each Fidelity Freedom Fund, a fund of funds managed by an FMR affiliate, according to the percentage of the Freedom Fund's assets that is invested in a fund.
FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
FSC has entered into a sub-agreement with Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR. Under the terms of this sub-agreement, FBSI performs certain recordkeeping, communication, and other services for California Municipal Money Market shareholders participating in the Fidelity Ultra Service Account program. FBSI directly charges a monthly administrative fee to each Ultra Service Account client who chooses certain additional features. This fee is in addition to the transfer agency fee received by FSC.
Each fund has also entered into a service agent agreement with UMB. Under the terms of the agreements, UMB provides pricing and bookkeeping services for each fund. UMB in turn has entered into sub-service agent agreements with FSC, an affiliate of FMR. Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services, including calculating the
NAV and dividends for each fund and maintaining each fund's portfolio and general accounting records, and receives all related pricing and bookkeeping fees paid to UMB.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month. The annual fee rates for pricing and bookkeeping services are
 .0400% for fixed-income funds and .0175% for money market funds of the first $500 million of average net assets and .0200% for fixed-income funds and .0075% for money market funds of average net assets in excess of $500 million. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 for Spartan California Municipal Income and $40,000 for each of California Municipal Money Market and Spartan California Municipal Money Market and a maximum of $800,000 per year.
Pricing and bookkeeping fees, including reimbursement for
out-of-pocket expenses, paid by California Municipal Money Market and Spartan California Municipal Income to FSC for the past three fiscal years are shown in the table below.
Fund                                 1998       1997       1996

California Municipal Money Market    $ 145,000  $ 128,000  $ 128,000

Spartan California Municipal Income  $ 302,000  $ 205,000  $ 210,000

For Spartan California Municipal Money Market, FMR bears the cost of transfer agency, dividend disbursing, and shareholder services and pricing and bookkeeping services under the terms of its management contract with the fund.
Each fund has entered into a distribution agreement with FDC, an affiliate of FMR organized as a Massachusetts corporation on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
DESCRIPTION OF THE TRUSTS
TRUSTS' ORGANIZATION. Fidelity California Municipal Money Market Fund and Spartan California Municipal Money Market Fund are funds of Fidelity California Municipal Trust II (the Delaware trust), an open-end management investment company organized as a Delaware business trust on June 20, 1991. Currently, there are two funds of the Delaware trust: Fidelity California Municipal Money Market Fund and Spartan California Municipal Money Market Fund. Fidelity California Municipal Money Market Fund and Spartan California Municipal Money Market Fund entered into an agreement to acquire all of the assets of Fidelity California Municipal Money Market Fund and Spartan California Municipal Money Market Fund, respectively, series of the trust, on April 18, 1994 and December 30, 1991, respectively. The Delaware trust's Trust Instrument permits the Trustees to create additional funds.
Spartan California Municipal Income Fund is a fund of Fidelity California Municipal Trust, (the Massachusetts trust) an open-end management investment company organized as a Massachusetts business trust on April 28, 1983. On February 27, 1984, the trust's name was changed from Fidelity California Tax-Exempt Money Market Trust to Fidelity California Tax-Free Fund and on November 1, 1989, its name was changed to Fidelity California Municipal Trust. Currently, there is one fund of the Massachusetts trust: Spartan California Municipal Income Fund. The Massachusetts trust's Declaration of Trust permits the Trustees to create additional funds.
In the event that FMR ceases to be investment adviser to a trust or any of its funds, the right of the trust or the fund to use the identifying names "Fidelity" and "Spartan" may be withdrawn. There is a remote possibility that one fund might become liable for any misstatement in its prospectus or statement of additional information about another fund.
The assets of each trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of their respective trusts. Expenses with respect to the trusts are to be allocated in proportion to the asset value of their respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trusts, subject to the general supervision of the Boards of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds of a certain trust. In the event of the dissolution or liquidation of a trust, shareholders of each fund of that trust are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY - MASSACHUSETTS TRUST. The Massachusetts trust is an entity of the type commonly known as "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Massachusetts trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Massachusetts trust or its Trustees shall include a provision limiting the obligations created thereby to the Massachusetts trust and its assets. The Declaration of Trust provides for indemnification out of each fund's property of any shareholders held personally liable for the obligations of the fund. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
SHAREHOLDER AND TRUSTEE LIABILITY - DELAWARE TRUST. The Delaware trust is a business trust organized under Delaware law. Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the Delaware trust and requires that a disclaimer be given in each contract entered into or executed by the Delaware trust or its Trustees. The Trust Instrument provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund. The Trust Instrument also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and the fund is unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.
The Trust Instrument further provides that the Trustees shall not be personally liable to any person other than the Delaware trust or its shareholders; moreover, the Trustees shall not be liable for any conduct whatsoever, provided that Trustees are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office. VOTING RIGHTS - BOTH TRUSTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the respective "Shareholder and Trustee Liability" headings above. Shareholders representing 10% or more of a trust or one of its funds may, as set forth in the Declaration of Trust or Trust Instrument, call meetings of the trust or fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of an entire trust, the purpose on voting on removal of one or more Trustees.
A trust or any fund may be terminated upon the sale of its assets to (or, in the case of the Delaware trust and its funds, merger with) another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally such terminations must be approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust; however, the Trustees of the Delaware trust may, without prior shareholder approval, change the form of the organization of the Delaware trust by merger, consolidation, or incorporation. If not so terminated or reorganized, the trusts and their funds will continue indefinitely.
Under the Trust Instrument, the Trustees may, without shareholder vote, cause the Delaware trust to merge or consolidate into one or more trusts, partnerships, or corporations, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Delaware trust registration statement, or cause the Delaware trust to be incorporated under Delaware law. Each fund may also invest all of its assets in another investment company. CUSTODIAN. UMB Bank, n.a., 1010 Grand Avenue, Kansas City, Missouri, is custodian of the assets of the funds. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR. Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts serves as the funds' independent accountant. The auditor examines financial statements for the funds and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
Each fund's financial statements and financial highlights for the fiscal year ended February 28, 1998, and report of the auditor, are included in the funds' Annual Report, which is a separate report supplied with this SAI. The funds' financial statements, including the financial highlights, and report of the auditor are incorporated herein by reference. For a free additional copy of the funds' Annual Report, contact Fidelity at 1-800-544-8888.
APPENDIX
DOLLAR-WEIGHTED AVERAGE MATURITY is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.
For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. When a municipal bond issuer has committed to call an issue of bonds and has established an independent escrow account that is sufficient to, and is pledged to, refund that issue, the number of days to maturity for the prerefunded bond is considered to be the number of days to the announced call date of the bonds.
The descriptions that follow are examples of eligible ratings for each fund. A fund may, however, consider the ratings for other types of investments and the ratings assigned by other rating organizations when determining the eligibility of a particular investment. DESCRIPTION OF MOODY'S INVESTORS SERVICE RATINGS OF MUNICIPAL OBLIGATIONS
Moody's ratings for short-term municipal obligations will be designated Moody's Investment Grade ("MIG"). A two-component rating is assigned to variable rate demand obligations. The first component represents an evaluation of the degree of risk associated with scheduled principal repayment and interest payments and is designated by a long-term rating, e.g., "Aaa" or "A." The second component represents an evaluation of the degree of risk associated with the demand feature and is designated "VMIG."
MIG 1/VMIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2/VMIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group. DESCRIPTION OF STANDARD & POOR'S RATINGS OF MUNICIPAL NOTES
Municipal notes maturing in three years or less will likely receive a "note" rating symbol. Notes that have a put option or demand feature are assigned a dual rating. The first rating addresses the likelihood of repayment of principal and payment of interest due and for short-term obligations is designated by a note rating symbol. The second rating addresses only the demand feature, and is designated by a commercial paper rating symbol, e.g., "A-1" or "A-2."
SP-1 - Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.
SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
DESCRIPTION OF MOODY'S INVESTORS SERVICE RATINGS OF MUNICIPAL
OBLIGATIONS
Moody's ratings for long-term municipal obligations fall within nine categories. They range from Aaa (highest quality) to C (lowest quality). Those bonds within the Aa through B categories that Moody's believes possess the strongest credit attributes within those categories are designated by the symbol "1."
AAA - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA - Bonds that are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
DESCRIPTION OF STANDARD & POOR'S RATINGS OF MUNICIPAL DEBT
Municipal debt issues may be designated by Standard & Poor's as either investment grade ("AAA" through "BBB") or speculative grade ("BB" through "D"). While speculative grade debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Ratings from AA through CCC may be modified by the addition of a plus sign (+) or minus sign (-) to show relative standing within the major rating categories.
AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
PART C. OTHER INFORMATION
Item 24. Financial Statements and Exhibits
(a)(1) Financial Statements and Financial Highlights included in the Annual Report, for Spartan California Municipal Money Market Fund for the fiscal year ended February 28, 1998, are incorporated herein by reference to the fund's Statement of Additional Information and were filed on April 15, 1998 for Fidelity California Municipal Trust II (No. 33-42890) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
(a)(2) Financial Statements and Financial Highlights included in the Annual Report, for Fidelity California Municipal Money Market Fund for the fiscal year ended February 28, 1998, are incorporated herein by reference to the fund's Statement of Additional Information and were filed on April 15, 1998 for Fidelity California Municipal Trust II (No. 33-42890) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
(b) Exhibits:
(1)(a) Trust Instrument, dated June 20, 1991, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 11.
 (b) Supplement to the Trust Instrument of Fidelity California Municipal Trust II is incorporated herein by reference to Exhibit 1(b) of Post-Effective Amendment No. 16.
(2) By-laws of the Trust, as amended, are incorporated herein by reference to Exhibit 2(a) of Fidelity Union Street Trust II's Post-Effective Amendment No. 10 (File No. 33-43757).
(3) Not applicable.
(4) Not applicable.
(5) (a) Management Contract, dated April 1, 1997, between Fidelity California Municipal Money Market Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 16.
 (b) Management Contract, dated April 18, 1994, between Spartan California Municipal Money Market Portfolio (currently known as Spartan California Municipal Money Market Fund) and Fidelity Management & Research Company is incorporated herein by reference to
Exhibit 5(b) of Post-Effective Amendment No. 11.
 (c) Sub-Advisory Agreement, dated December 30, 1991, between FMR Texas Inc. and Fidelity Management & Research Company on behalf of Fidelity California Tax-Free Money Market Portfolio (currently known as Fidelity California Municipal Money Market Fund) is incorporated herein by reference to Exhibit (5)(c) of Post-Effective Amendment No. 11.
 (d) Sub-Advisory Agreement, dated April 18, 1994, between FMR Texas Inc. and Fidelity Management & Research Company on behalf of Spartan California Municipal Money Market Portfolio (currently known as Spartan California Municipal Money Market Fund) is incorporated herein by reference to Exhibit (5)(d) of Post-Effective Amendment No. 11.
(6)(a) General Distribution Agreement, dated December 30, 1991, between Fidelity California Tax-Free Money Market Portfolio (currently known as Fidelity California Municipal Money Market Fund) and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit (6)(a) of Post-Effective Amendment No. 11.
 (b) General Distribution Agreement, dated October 19, 1989, between Spartan California Municipal Money Market Portfolio (currently known as Spartan California Municipal Money Market Fund) and Fidelity Distributors Corporation is incorporated herein by reference to
Exhibit 6(b) of Post-Effective Amendment No. 11.
 (c) Amendment to General Distribution Agreement, dated January 1, 1988, between Fidelity California Tax-Free Money Market Portfolio (currently known as Fidelity California Municipal Money Market Fund) and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(c) of Post-Effective Amendment No. 11.
 (d) Amendments to the General Distribution Agreement between the Registrant and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(a) of Fidelity Court Street Trust's Post-Effective Amendment No. 61 (File No. 2-58774).
(7) (a) Retirement Plan for Non-Interested Person Trustees, Directors or General Partners, as amended on November 16, 1995, is incorporated herein by reference to Exhibit 7(a) of Fidelity Select Portfolio's (File No. 2-69972) Post-Effective Amendment No. 54.
 (b) The Fee Deferral Plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of September 14, 1995 and amended through November 14, 1996, is incorporated herein by reference to Exhibit 7(b) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.
(8) (a) Custodian Agreement, Appendix B, and Appendix C, dated December 1, 1994, between UMB Bank, n.a. and the Registrant is incorporated herein by reference to Exhibit 8 of Fidelity California Municipal Trust's Post-Effective Amendment No. 28 (File No. 2-83367).
(8) (b) Appendix A, dated September 18, 1997, to the Custodian Agreement, dated December 1, 1994, between UMB Bank, n.a. and the Registrant is incorporated herein by reference to Exhibit 8(b) of Fidelity Municipal Trust II's Post-Effective Amendment No.17 (File No. 33-43986).
(9) Not applicable.
(10) Not applicable.
(11) Consent of Price Waterhouse LLP is filed herein as Exhibit 11.
(12) Not applicable.
(13) Not applicable.
(14) (a) Fidelity Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(a) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (b) Fidelity Institutional Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(d) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (c) National Financial Services Corporation Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(h) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (d) Fidelity Portfolio Advisory Services Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(i) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (e) Fidelity 403(b)(7) Custodial Account Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(e) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (f) National Financial Services Corporation Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(k) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (g) The CORPORATEplan for Retirement Profit Sharing/401K Plan, as currently in effect, is incorporated herein by reference to Exhibit 14(l) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (h) The CORPORATEplan for Retirement Money Purchase Pension Plan, as currently in effect, is incorporated herein by reference to Exhibit 14(m) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (i) Fidelity Investments Section 403(b)(7) Individual Custodial Account Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(f) of Fidelity Commonwealth Trust's (File No. 2-52322) Post Effective Amendment No. 57.
 (j) Plymouth Investments Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(o) of Fidelity Commonwealth Trust's (File No. 2-52322) Post Effective Amendment No. 57.
 (k) The Fidelity Prototype Defined Benefit Pension Plan and Trust Basic Plan Document and Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(d) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
 (l) The Institutional Prototype Plan Basic Plan Document, Standardized Adoption Agreement, and Non-Standardized Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(o) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
 (m) The CORPORATEplan for Retirement 100SM Profit Sharing/401(k) Basic Plan Document, Standardized Adoption Agreement, and Non-Standardized Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(f) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
 (n) The Fidelity Investments 401(a) Prototype Plan for Tax-Exempt Employers Basic Plan Document, Standardized Profit Sharing Plan Adoption Agreement, Non-Standardized Discretionary Contribution Plan No. 002 Adoption Agreement, and Non-Standardized Discretionary Contribution Plan No. 003 Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(g) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
 (o) Fidelity Investments 403(b) Sample Plan Basic Plan Document and Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(p) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
 (p) Fidelity Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(c) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
 (q) Fidelity SIMPLE-IRAPlan Adoption Agreement, Company Profile Form, and Plan Document, as currently in effect, is incorporated herein by reference to Exhibit 14(q) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.
(15)(a) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity California Municipal Money Market Fund (formerly Fidelity California Tax-Free Money Market Portfolio) is incorporated herein by reference to Exhibit (15)(a) of Post-Effective Amendment No. 16.
      (b) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan California Municipal Money Market Fund (formerly Spartan California Municipal Money Market Portfolio) is incorporated herein by reference to Exhibit 15(b) of Post-Effective Amendment No. 16.
(16) Schedule for the the 7-day yields, tax-equivalent yields, and total returns for Spartan California Municipal Money Market Portfolio (currently known as Spartan California Municipal Money Market Fund) on behalf of the trust is incorporated herein by reference to Exhibit 16 of Post-Effective No. 11.
(17) Financial Data Schedules are filed herein as Exhibit 27.
(18) Not applicable.


Item 25. Persons Controlled by or under Common Control with Registrant The Registrant's Board of Trustees is the same as the boards of other funds managed by Fidelity Management & Research Company. In addition, the officers of these funds are substantially identical. Nonetheless, the Registrant takes the position that it is not under common control with these other funds since the power residing in the respective boards and officers arises as the result of an official position with the respective funds.
Item 26. Number of Holders of Securities
February 28, 1998
Title of Class: Shares of Beneficial Interest
 Name of Series    Number of Record Holders
Fidelity California Municipal
  Money Market Fund 34,521
Spartan California Municipal
  Money Market Fund 8,749
Item 27. Indemnification
 Pursuant to Del. Code Ann. title 12 (sub-section) 3817, a Delaware business trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article X, Section 10.02 of the Trust Instrument states that the Registrant shall indemnify any present trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee, officer, or both, and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, "disabling conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Registrant. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Trust Instrument, that the officer or trustee did not engage in disabling conduct.
 Pursuant to Section 11 of the Distribution Agreement, the Registrant agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Registrant included a materially misleading statement or omission. However, the Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. The Registrant does not agree to indemnify the parties against any liability to which they would be subject by reason of their own disabling conduct.
 Pursuant to the agreement by which Fidelity Service Company, Inc. ("Service") is appointed sub-transfer agent, the Transfer Agent agrees to indemnify Service for Service's losses, claims, damages, liabilities and expenses (including reasonable counsel fees and expenses) (losses) to the extent that the Transfer Agent is entitled to and receives indemnification from the Portfolio for the same events. Under the Transfer Agency Agreement, the Registrant agrees to indemnify and hold the Transfer Agent harmless against any losses, claims, damages, liabilities, or expenses (including reasonable counsel fees and expenses) resulting from:
 (1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder which names the Transfer Agent and/or the Registrant as a party and is not based on and does not result from the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with the Transfer Agent's performance under the Transfer Agency Agreement; or
 (2) any claim, demand, action or suit (except to the extent contributed to by the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from the Transfer Agent's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of the Transfer Agent's acting in reliance upon advice reasonably believed by the Transfer Agent to have been given by counsel for the Registrant, or as a result of the Transfer Agent's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.
Item 28. Business and Other Connections of Investment Adviser
 (1)  FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)
 FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d       Chairman of the Board of FMR; President and Chief
                           Executive Officer of FMR Corp.; Chairman of the
                           Board and Director of FMR, FMR Corp., FIMM, FMR
                           (U.K.) Inc., and FMR (Far East) Inc.; Chairman of the
                           Board and Representative Director of Fidelity
                           Investments Japan Limited; President and Trustee of
                           funds advised by FMR.



Robert C. Pozen            President and Director of FMR; Senior Vice President
                           and Trustee of funds advised by FMR; President and
                           Director of FIMM, FMR (U.K.) Inc., and FMR (Far
                           East) Inc.; Previously, General Counsel, Managing
                           Director, and Senior Vice President of FMR Corp.



Peter S. Lynch             Vice Chairman of the Board and Director of FMR.



Marta Amieva               Vice President of FMR.



John H. Carlson            Vice President of FMR and of funds advised by FMR.



Dwight D. Churchill        Senior Vice President of FMR and Vice President of
                           Bond Funds advised by FMR.



Barry Coffman              Vice President of FMR.



Arieh Coll                 Vice President of FMR.



Stephen G. Manning         Assistant Treasurer of FMR.



William Danoff             Senior Vice President of FMR and Vice President of a
                           fund advised by FMR.



Scott E. DeSano            Vice President of FMR.



Penelope Dobkin            Vice President of FMR and of a fund advised by FMR.



George C. Domolky          Vice President of FMR.



Walter C. Donovan          Vice President of FMR.



Bettina Doulton            Vice President of FMR and of funds advised by FMR.



Margaret L. Eagle          Vice President of FMR and of funds advised by FMR.



William R. Ebsworth        Vice President of FMR.



Richard B. Fentin          Senior Vice President of FMR and Vice President of a
                           fund advised by FMR.



Gregory Fraser             Vice President of FMR and of a fund advised by FMR.



Jay Freedman               Assistant Clerk of FMR; Clerk of FMR Corp., FMR
                           (U.K.) Inc., and FMR (Far East) Inc.; Secretary of
                           FIMM.



Robert Gervis              Vice President of FMR.



David L. Glancy            Vice President of FMR and of a fund advised by FMR.



Kevin E. Grant             Vice President of FMR and of funds advised by FMR.



Barry A. Greenfield        Vice President of FMR and of a fund advised by FMR.



Boyce I. Greer             Senior Vice President of FMR and Vice President of
                           Money Market Funds advised by FMR.



Bart A. Grenier            Vice President of High-Income Funds advised by
                           FMR;Vice President of FMR.



Robert Haber               Vice President of FMR.



Richard C. Habermann       Senior Vice President of FMR; Vice President of funds
                           advised by FMR.



Richard Hazelwood          Vice President of FMR.



Fred L. Henning Jr.        Senior Vice President of FMR and Vice President of
                           Fixed-Income funds advised by FMR.



Bruce T. Herring           Vice President of FMR.



John R. Hickling           Vice President of FMR and of a fund advised by FMR.



Robert F. Hill             Vice President of FMR; Director of Technical Research.



Curt Hollingsworth         Vice President of FMR and of funds advised by FMR.



Abigail P. Johnson         Senior Vice President of FMR and Vice President of
                           funds advised by FMR; Associate Director and Senior
                           Vice President of Equity funds advised by FMR.



David B. Jones             Vice President of FMR.



Steven Kaye                Vice President of FMR and of a fund advised by FMR.



Francis V. Knox            Vice President of FMR; Compliance Officer of FMR
                           (U.K.) Inc.



Robert A. Lawrence         Senior Vice President of FMR and Vice President of
                           Fidelity Real Estate High Income and Fidelity Real
                           Estate High income II funds advised by FMR; Associate
                           Director and Senior Vice President of Equity funds
                           advised by FMR; Previously, Vice President of High
                           Income funds advised by FMR.



Harris Leviton             Vice President of FMR and of a fund advised by FMR.



Bradford E. Lewis          Vice President of FMR and of funds advised by FMR.



Mark G. Lohr               Vice President of FMR; Treasurer of FMR, FMR (U.K.)
                           Inc., FMR (Far East) Inc., and FIMM.



Richard R. Mace Jr.        Vice President of FMR and of funds advised by FMR.



Charles A. Mangum          Vice President of FMR and of a fund advised by FMR.



Kevin McCarey              Vice President of FMR and of a fund advised by FMR.



Diane M. McLaughlin        Vice President of FMR.



Neal P. Miller             Vice President of FMR.



David L. Murphy            Vice President of FMR and of funds advised by FMR.



Scott A. Orr               Vice President of FMR and of funds advised by FMR.



Jacques Perold             Vice President of FMR.



Anne Punzak                Vice President of FMR.



Kevin A. Richardson        Vice President of FMR.



Eric D. Roiter             Senior Vice President and General Counsel of FMR and
                           Secretary of funds advised by FMR.



Mark S. Rzepczynski        Vice President of FMR.



Lee H. Sandwen             Vice President of FMR.



Patricia A. Satterthwaite  Vice President of FMR and of a fund advised by FMR.



Fergus Shiel               Vice President of FMR.



Richard A. Silver          Vice President of FMR.



Carol A. Smith-Fachetti    Vice President of FMR.



Steven J. Snider           Vice President of FMR.



Thomas T. Soviero          Vice President of FMR and of a fund advised by FMR.



Richard Spillane           Senior Vice President of FMR; Associate Director and
                           Senior Vice President of Equity funds advised by FMR;
                           Previously, Senior Vice President and Director of
                           Operations and Compliance of FMR (U.K.) Inc.



Thomas M. Sprague          Vice President of FMR and of funds advised by FMR.



Robert E. Stansky          Senior Vice President of FMR and Vice President of a
                           fund advised by FMR.



Scott D. Stewart           Vice President of FMR.



Cynthia L. Strauss         Vice President of FMR.



Thomas Sweeney             Vice President of FMR and of a fund advised by FMR.



Beth F. Terrana            Senior Vice President of FMR and Vice President of a
                           fund advised by FMR.



Yoko Tilley                Vice President of FMR.



Joel C. Tillinghast        Vice President of FMR and of a fund advised by FMR.



Robert Tuckett             Vice President of FMR.



Jennifer Uhrig             Vice President of FMR and of funds advised by FMR.



George A. Vanderheiden     Senior Vice President of FMR and Vice President of
                           funds advised by FMR.



Steven S. Wymer            Vice President of FMR and of a fund advised by FMR.




(2)  FIDELITY INVESTMENTS MONEY MANAGEMENT, INC. (FIMM)
 Fidelity Investments Money Management, Inc. provides investment advisory services to Fidelity Management & Research Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years. Edward C. Johnson 3d Chairman of the Board and Director of FIMM,
                      FMR, FMR Corp., FMR (Far East) Inc., and
                      FMR (U.K.) Inc.; Chairman of the Board of
                      FMR; President and Chief Executive Officer of FMR Corp.; Chairman of the Board and Representative Director of Fidelity Investments Japan Limited; President and Trustee of funds advised by FMR.



Robert C. Pozen       President and Director of FMR; Senior Vice
                      President and Trustee of funds advised by FMR;
                      President and Director of FIMM, FMR (U.K.)
                      Inc., and FMR (Far East) Inc.; Previously,
                      General Counsel, Managing Director, and Senior
                      Vice President of FMR Corp.



Robert H. Auld        Vice President of FIMM.



Robert K. Duby        Vice President of FIMM and of funds advised by
                      FMR.



Robert Litterst       Vice President of FIMM and of funds advised by
                      FMR.



Thomas D. Maher       Vice President of FIMM and Assistant Vice
                      President of Money Market funds advised by FMR.



Scott A. Orr          Vice President of FIMM and of funds advised by
                      FMR.



Burnell R. Stehman    Vice President of FIMM and of funds advised by
                      FMR.



John J. Todd          Vice President of FIMM and of funds advised by
                      FMR.



Mark G. Lohr          Treasurer of FIMM, FMR (U.K.) Inc., FMR (Far
                      East) Inc., and FMR; Previously, Vice President of FMR.



Stephen G. Manning    Assistant Treasurer of FIMM, FMR (U.K.) Inc.,
                      FMR (Far East) Inc., and FMR; Vice President and Treasurer of FMR Corp.



Jay Freedman          Secretary of FIMM; Clerk of FMR (U.K.) Inc.,
                      FMR (Far East) Inc., and FMR Corp.; Assistant
                      Clerk of FMR.


Item 29. Principal Underwriters
(a) Fidelity Distributors Corporation (FDC) acts as distributor for most funds advised by FMR.
(b)

Name and Principal  Positions and Offices  Positions and Offices

Business Address*   With Underwriter       With Registrant

Edward C. Johnson 3d  Director                  Trustee and President

Michael Mlinac        Director                  None

James Curvey          Director                  None

Martha B. Willis      President                 None

Eric D. Roiter        Senior Vice President     Secretary

Caron Ketchum         Treasurer and Controller  None

Gary Greenstein       Assistant Treasurer       None

Jay Freedman          Assistant Clerk           None

Linda Holland         Compliance Officer        None

* 82 Devonshire Street, Boston, MA
 (c) Not applicable.
Item 30. Location of Accounts and Records
 All accounts, books, and other documents required to be maintained by
Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company or Fidelity Service Company, Inc., 82 Devonshire Street, Boston, MA 02109, or the funds' custodian UMB Bank, n.a., 1010 Grand Avenue, Kansas City, MO.
Item 31. Management Services
 Not applicable.
Item 32. Undertakings
 Not applicable.
SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 17 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 13th day of April 1998.
      FIDELITY CALIFORNIA MUNICIPAL TRUST II
      By /s/Edward C. Johnson 3d(dagger)
           Edward C. Johnson 3d, President
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
       (Signature)  (Title)  (Date)

/s/Edward C. Johnson(dagger)  President and Trustee          April 13, 1998

Edward C. Johnson 3d          (Principal Executive Officer)



/s/Richard A. Silver          Treasurer                      April 13, 1998

Richard A. Silver



/s/Robert C. Pozen            Trustee                        April 13, 1998

Robert C. Pozen



/s/Ralph F. Cox*              Trustee                        April 13, 1998

Ralph F. Cox



/s/Phyllis Burke Davis*       Trustee                        April 13, 1998

Phyllis Burke Davis



/s/Robert M. Gates**          Trustee                        April 13, 1998

Robert M. Gates



/s/E. Bradley Jones*          Trustee                        April 13, 1998

E. Bradley Jones



/s/Donald J. Kirk*            Trustee                        April 13, 1998

Donald J. Kirk



/s/Peter S. Lynch*            Trustee                        April 13, 1998

Peter S. Lynch



/s/Marvin L. Mann*            Trustee                        April 13, 1998

Marvin L. Mann



/s/William O. McCoy*          Trustee                        April 13, 1998

William O. McCoy



/s/Gerald C. McDonough*       Trustee                        April 13, 1998

Gerald C. McDonough



/s/Thomas R. Williams*        Trustee                        April 13, 1998

Thomas R. Williams



(dagger) Signatures affixed by Robert C. Pozen pursuant to a power of attorney dated July 17, 1997 and filed herewith.
* Signature affixed by Robert C. Hacker pursuant to a power of attorney dated December 19, 1996 and filed herewith.
** Signature affixed by Robert C. Hacker pursuant to a power of attorney dated March 6, 1997 and filed herewith.
POWER OF ATTORNEY
 I, the undersigned President and Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust          Fidelity Hereford Street Trust
Fidelity Advisor Series I               Fidelity Income Fund
Fidelity Advisor Series II              Fidelity Institutional Cash Portfolios
Fidelity Advisor Series III             Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series IV              Fidelity Investment Trust
Fidelity Advisor Series V               Fidelity Magellan Fund
Fidelity Advisor Series VI              Fidelity Massachusetts Municipal Trust
Fidelity Advisor Series VII             Fidelity Money Market Trust
Fidelity Advisor Series VIII            Fidelity Mt. Vernon Street Trust
Fidelity Beacon Street Trust            Fidelity Municipal Trust
Fidelity Boston Street Trust            Fidelity Municipal Trust II
Fidelity California Municipal Trust     Fidelity New York Municipal Trust
Fidelity California Municipal Trust II  Fidelity New York Municipal Trust II
Fidelity Capital Trust                  Fidelity Phillips Street Trust
Fidelity Charles Street Trust           Fidelity Puritan Trust
Fidelity Commonwealth Trust             Fidelity Revere Street Trust
Fidelity Concord Street Trust           Fidelity School Street Trust
Fidelity Congress Street Fund           Fidelity Securities Fund
Fidelity Contrafund                     Fidelity Select Portfolios
Fidelity Corporate Trust                Fidelity Sterling Performance Portfolio, L.P.
Fidelity Court Street Trust             Fidelity Summer Street Trust
Fidelity Court Street Trust II          Fidelity Trend Fund
Fidelity Covington Trust                Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Daily Money Fund               Fidelity U.S. Investments-Government Securities
Fidelity Destiny Portfolios                Fund, L.P.
Fidelity Deutsche Mark Performance      Fidelity Union Street Trust
  Portfolio, L.P.                       Fidelity Union Street Trust II
Fidelity Devonshire Trust               Fidelity Yen Performance Portfolio, L.P.
Fidelity Exchange Fund                  Newbury Street Trust
Fidelity Financial Trust                Variable Insurance Products Fund
Fidelity Fixed-Income Trust             Variable Insurance Products Fund II
Fidelity Government Securities Fund     Variable Insurance Products Fund III
Fidelity Hastings Street Trust


in addition to any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as President and Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Robert C. Pozen my true and lawful attorney-in-fact, with full power of substitution, and with full power to him to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, Form N-8A, or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A, Form N-8A, or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and on my behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after August 1, 1997.
 WITNESS my hand on the date set forth below.
/s/Edward C. Johnson 3d_  July 17, 1997

Edward C. Johnson 3d

POWER OF ATTORNEY
 I, the undersigned Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust          Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund           Fidelity Hastings Street Trust
Fidelity Advisor Series I               Fidelity Hereford Street Trust
Fidelity Advisor Series II              Fidelity Income Fund
Fidelity Advisor Series III             Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV              Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V               Fidelity Institutional Trust
Fidelity Advisor Series VI              Fidelity Investment Trust
Fidelity Advisor Series VII             Fidelity Magellan Fund
Fidelity Advisor Series VIII            Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust            Fidelity Money Market Trust
Fidelity Boston Street Trust            Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust     Fidelity Municipal Trust
Fidelity California Municipal Trust II  Fidelity Municipal Trust II
Fidelity Capital Trust                  Fidelity New York Municipal Trust
Fidelity Charles Street Trust           Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust             Fidelity Phillips Street Trust
Fidelity Congress Street Fund           Fidelity Puritan Trust
Fidelity Contrafund                     Fidelity Revere Street Trust
Fidelity Corporate Trust                Fidelity School Street Trust
Fidelity Court Street Trust             Fidelity Securities Fund
Fidelity Court Street Trust II          Fidelity Select Portfolios
Fidelity Covington Trust                Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund               Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund          Fidelity Trend Fund
Fidelity Destiny Portfolios             Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance      Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                          Fund, L.P.
Fidelity Devonshire Trust               Fidelity Union Street Trust
Fidelity Exchange Fund                  Fidelity Union Street Trust II
Fidelity Financial Trust                Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust             Variable Insurance Products Fund
                                        Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after March 1, 1997.
 WITNESS my hand on the date set forth below.
/s/Robert M. Gates             March 6, 1997

Robert M. Gates

POWER OF ATTORNEY
 We, the undersigned Directors, Trustees, or General Partners, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust          Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund           Fidelity Hastings Street Trust
Fidelity Advisor Series I               Fidelity Hereford Street Trust
Fidelity Advisor Series II              Fidelity Income Fund
Fidelity Advisor Series III             Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV              Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V               Fidelity Institutional Trust
Fidelity Advisor Series VI              Fidelity Investment Trust
Fidelity Advisor Series VII             Fidelity Magellan Fund
Fidelity Advisor Series VIII            Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust            Fidelity Money Market Trust
Fidelity Boston Street Trust            Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust     Fidelity Municipal Trust
Fidelity California Municipal Trust II  Fidelity Municipal Trust II
Fidelity Capital Trust                  Fidelity New York Municipal Trust
Fidelity Charles Street Trust           Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust             Fidelity Phillips Street Trust
Fidelity Congress Street Fund           Fidelity Puritan Trust
Fidelity Contrafund                     Fidelity Revere Street Trust
Fidelity Corporate Trust                Fidelity School Street Trust
Fidelity Court Street Trust             Fidelity Securities Fund
Fidelity Court Street Trust II          Fidelity Select Portfolios
Fidelity Covington Trust                Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund               Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund          Fidelity Trend Fund
Fidelity Destiny Portfolios             Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance      Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                          Fund, L.P.
Fidelity Devonshire Trust               Fidelity Union Street Trust
Fidelity Exchange Fund                  Fidelity Union Street Trust II
Fidelity Financial Trust                Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust             Variable Insurance Products Fund
                                        Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Directors, Trustees, or General Partners (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 1, 1997.
 WITNESS our hands on this nineteenth day of December, 1996.

/s/Edward C. Johnson 3d___________   /s/Peter S. Lynch________________

Edward C. Johnson 3d                 Peter S. Lynch




/s/J. Gary Burkhead_______________   /s/William O. McCoy______________

J. Gary Burkhead                     William O. McCoy


/s/Ralph F. Cox __________________  /s/Gerald C. McDonough___________

Ralph F. Cox                        Gerald C. McDonough


/s/Phyllis Burke Davis_____________  /s/Marvin L. Mann________________

Phyllis Burke Davis                  Marvin L. Mann


/s/E. Bradley Jones________________  /s/Thomas R. Williams ____________

E. Bradley Jones                     Thomas R. Williams


/s/Donald J. Kirk __________________

Donald J. Kirk